PROSPECTUS

The Osterweis Fund – ostfx
The Osterweis Strategic Income Fund – ostix
The Osterweis Strategic Investment Fund - ostvx

June 30, 2011
(as supplemented December 2, 2011)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

THE OSTERWEIS FUND
THE OSTERWEIS STRATEGIC INCOME FUND
THE OSTERWEIS STRATEGIC INVESTMENT FUND

SUMMARY SECTION

The Osterweis Fund

Investment Objective

The Osterweis Fund (the “Fund”) seeks long-term total returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.86%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses(1)	1.01%

(1)      The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the Ratio of Expenses to Average Net Assets After Fees Waived and Expenses Absorbed provided in the Financial Highlights section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $103	3 Years: $322	5 Years: $558	10 Years: $1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year ended March 31, 2011, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Table of Contents - Prospectus

SUMMARY SECTION	THE OSTERWEIS FUND

Principal Investment Strategies

The Osterweis Fund invests primarily in common stocks of companies that Osterweis Capital Management, Inc. (the “Adviser”) believes offer superior investment value and opportunity for growth.  The Fund may invest in companies of any size – large, medium and small.  The Adviser focuses on companies that it believes to be undervalued or otherwise out-of-favor in the market, but that have attractive growth prospects.  The Adviser places particular emphasis on the analysis of a company’s ability to generate free cash flow and the value-enhancing deployment of this cash, balance sheet strength and longer-term growth prospects.

The Adviser also seeks under-researched, high-growth situations that it believes can be purchased at modest valuations as well as companies with substantial unrecognized asset value and improving earnings prospects.  As such companies achieve greater visibility and their stocks are accorded valuations more in line with their growth rates, the Adviser may be inclined to regard them as candidates for sale.

Other types of equity securities in which the Fund may invest include convertible securities and publicly traded Master Limited Partnerships (“MLPs”) which may comprise up to 15% of the Fund’s assets.  The Fund may also invest up to 30% of its assets in equity securities of foreign issuers and/or depositary receipts that are traded on domestic or foreign exchanges, including emerging markets.

In addition to taking temporary defensive positions in cash and short-term bonds from time to time, the Fund may invest up to 50% of its assets in fixed income securities, which include, but are not limited to U.S. government and agency debt, investment grade corporate debt and convertible debt.  Up to 40% of the Fund’s assets may be invested in domestic high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s), although the Fund does not expect to maintain significant positions in such securities on a normal basis.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund.  The following risks could affect the value of your investment in the Fund:

•	General Market Risk: The risk that security market values may fluctuate, sometimes rapidly and unpredictably.

•	Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.

•
Small- and Medium-Sized Company Risk:  Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

•
Foreign Securities and Emerging Markets Risk:  Investing in foreign securities may involve increased risks due to political, social and economic developments abroad, and differences between U.S. and foreign regulatory practices.  These risks are enhanced in emerging markets.

•
Master Limited Partnership Risk:  Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities and various other risks.

•
Interest Rate Risk:  The risk that interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or that interest rates may fall resulting in an increase in the value of such securities.

•	Credit Risk: The risk that issuers of fixed income securities in which the Fund invests experience unanticipated financial problems causing their securities to decline in value.

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SUMMARY SECTION	THE OSTERWEIS FUND

•
High Yield Securities (“Junk Bond”) Risk:  Investing in fixed income securities that are rated below investment grade involves risks such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below illustrates how the Fund’s average annual total returns over time compare with a domestic broad-based market index.  The Fund’s past performance, before and after taxes is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at www.osterweis.com.

The Osterweis Fund
Calendar Year Total Returns*

Best Quarter:	2Q, 2009	15.00%

Worst Quarter:	4Q, 2008	-18.28%

* The Osterweis Fund’s year-to-date return as of March 31, 2011 was 5.09%.

Average Annual Total Returns	As of December 31, 2010
	1 Year	5 Years	10 Years
Return Before Taxes	12.43%	3.99%	5.17%
Return After Taxes on Distributions	12.26%	3.49%	4.69%
Return After Taxes on Distributions and Sale of Fund Shares	8.29%	3.35%	4.41%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Investment Adviser

Osterweis Capital Management, Inc.

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SUMMARY SECTION	THE OSTERWEIS FUND

Portfolio Managers

John S. Osterweis, Chairman and Chief Investment Officer – Portfolio Manager of the Fund since 1993
Matthew K. Berler, President and Chief Executive Officer – Portfolio Manager of the Fund since 2006
Alexander (Sasha) Kovriga, Vice President – Portfolio Manager of the Fund since 2006
Gregory S. Hermanski, Vice President – Portfolio Manager of the Fund since 2008
Zachary W. Perry, Vice President – Portfolio Manager of the Fund since 2010

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (The Osterweis Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (866) 236-0050, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$500

Automatic Investment Plan	$5,000	$250

Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$500

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION

The Osterweis Strategic Income Fund

Investment Objective

The Osterweis Strategic Income Fund (the “Fund”) seeks to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.16%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses(1)	0.98%

(1)      The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the Ratio of Expenses to Average Net Assets After Fees Waived and Expenses Absorbed provided in the Financial Highlights section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:$100	3 Years: $312	5 Years: $542	10 Years: $1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year ended March 31, 2011, the Fund’s portfolio turnover rate was 115% of the average value of its portfolio.

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SUMMARY SECTION	THE OSTERWEIS STRATEGIC INCOME FUND

Principal Investment Strategies

The Osterweis Strategic Income Fund invests primarily in income bearing securities, including a wide range of debt and dividend-paying equity securities.  Osterweis Capital Management, LLC (the “Adviser”) takes a strategic approach and may invest in a wide array of fixed income securities of various credit qualities (e.g., investment grade or non-investment grade) and maturities (e.g., long-term, immediate or short-term).  The Adviser seeks to control risk through rigorous credit analysis, economic analysis, interest rate forecasts and sector trend review, and is not constrained by any particular duration or credit quality targets.  The Fund’s fixed income investments may include, but are not limited to, U.S. Federal and Agency obligations, investment grade corporate debt, domestic high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s), floating-rate debt, convertible debt, collateralized debt, municipal debt, foreign debt (including emerging markets) and/or depositary receipts and preferred stock.  The Fund may also invest up to 100% of its assets in foreign debt (including emerging markets) and/or depositary receipts.  The Fund’s allocation among various fixed income securities will be made on the basis of the portfolio managers’ assessment of opportunities for total return relative to the risk of each type of investment.  The Fund will, at times, be invested in fixed income securities of varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade), while at other times the Fund may emphasize one particular maturity or credit quality.

The Adviser may sell a security when it believes doing so is appropriate and consistent with the Fund’s investment objectives and policies or when conditions affecting relevant markets, particular industries or individual issues warrant such action, regardless of the effect on the Fund’s portfolio turnover rate.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund.  The following risks could affect the value of your investment in The Osterweis Strategic Income Fund:

•	General Market Risk: The risk that security market values may fluctuate, sometimes rapidly and unpredictably.

•	Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objectives.

•
Small- and Medium-Sized Company Risk:  Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

•
Foreign Securities and Emerging Markets Risk:  Investing in foreign securities may involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices.  These risks are enhanced in emerging markets.

•
Interest Rate Risk: The risk that interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or interest rates may fall resulting in an increase in the value of such securities.

•	Credit Risk: The risk that issuers of fixed income securities in which the Fund invests experience unanticipated financial problems causing their securities to decline in value.

•
High Yield Securities (“Junk Bond”) Risk:  Investing in fixed income securities that are rated below investment grade involves risks such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.

•
Municipal Securities Risk:  Investing in various municipal securities may involve risk related to the ability of the municipalities to continue to meet their obligations for the payment of interest and principal when due.

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SUMMARY SECTION	THE OSTERWEIS STRATEGIC INCOME FUND

•
Sector Concentration Risk:  The risk that potential concentration of the Fund’s assets in one or more sectors may exceed 25% of the Fund’s assets and therefore may subject the Fund to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across a greater number of sectors.

•
Non-Diversification Risk:  The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of any given issuer.  As a result, the Fund’s shares may be more volatile and fluctuate more than shares of a fund that invests in a broader range of issuers.

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below illustrates how the Fund’s average annual total returns over time compare with a domestic broad-based market index.  The Fund’s past performance, before and after taxes is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at www.osterweis.com.

The Osterweis Strategic Income Fund

Calendar Year Total Returns*

Best Quarter:	2Q, 2009	8.00%

Worst Quarter:	4Q, 2008	-6.19%

* The Osterweis Strategic Income Fund’s year-to-date return as of March 31, 2011 was 2.40%.

Average Annual Total Returns	As of December 31, 2010
	1 Year	5 Years	Since Inception (8/30/02)
Return Before Taxes	10.14%	8.13%	8.45%
Return After Taxes on Distributions	7.62%	5.88%	6.16%
Return After Taxes on Distributions and Sale of Fund Shares	6.61%	5.64%	5.94%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.17%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

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SUMMARY SECTION	THE OSTERWEIS STRATEGIC INCOME FUND

Investment Adviser

Osterweis Capital Management, LLC.

Portfolio Managers

Carl P. Kaufman, Vice President – Portfolio Manager of the Fund since 2002
Simon T. Lee, Vice President – Assistant Portfolio Manager of the Fund since 2008

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (The Osterweis Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (866) 236-0050, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$500

Automatic Investment Plan	$5,000	$250

Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$500

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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8

The Osterweis Strategic Investment Fund

Investment Objective

The Osterweis Strategic Investment Fund (the “Fund”) seeks long-term total returns and capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	The Osterweis Strategic Investment Fund

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.79%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.80%
Fee Waiver and/or Expense Reduction	-0.29%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reduction (1)(2)	1.51%

(1)
Osterweis Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reduction for the Fund to 1.50% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least July 31, 2012.  The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Adviser, or by the Adviser with consent of the Board.  The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

(2)
The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the Ratio of Expenses to Average Net Assets After Fees Waived and Expenses Absorbed provided in the Financial Highlights section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap for year one).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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SUMMARY SECTION	THE OSTERWEIS STRATEGIC INVESTMENT FUND

1 Year: $154	3 Years: $538	5 Years: $948	10 Years: $2,092

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal period ended March 31, 2011, the Fund’s portfolio turnover rate was 134% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation.  The allocation of assets between equity and fixed income securities is based on the opportunity set of each asset class and the Adviser’s overall view of the macroeconomic and market environment.  The allocation is reviewed on an ongoing basis and adjustments are made as needed based on the Adviser’s assessment of the risk/reward profiles of individual securities and broad macro risk factors.  Under normal market conditions, the minimum allocation to either fixed income (including cash) or equity securities is expected to be 25% of the Fund’s net assets; conversely, the maximum allocation to either fixed income (including cash) or equity securities at any given time is expected to be 75%.  The Fund may invest up to half of its net assets in foreign securities (in developed and emerging markets) including in depositary receipts traded on foreign exchanges and without limitation in depositary receipts that are traded on domestic exchanges and that evidence ownership of foreign equity securities.  The Fund’s investments in any one sector may exceed 25% of its net assets.

Equity Investments
In selecting equity investments, the Adviser focuses on the common stocks of companies that it believes offer superior investment value and opportunity for growth.  The Adviser focuses on the securities of companies that it believes to be undervalued or otherwise out-of-favor in the market but that have attractive growth prospects.  The Adviser places particular emphasis on the analysis of a company’s ability to generate free cash flow and the value-enhancing deployment of this cash, balance sheet strength and longer-term growth prospects.  The Adviser also seeks under-researched, growth situations that it believes can be purchased at modest valuations as well as companies with substantial unrecognized assets and improving earnings prospects.  As such companies achieve greater visibility and their stocks are accorded valuations more in line with the growth rates, the Adviser may be inclined to regard them as candidates for sale.  The Fund may invest in equity securities of companies of all market capitalization sizes – large, medium, and small. In addition to common stock, the Fund may also invest in preferred stock, convertible securities and up to 15% of its assets in publicly traded Master Limited Partnerships (“MLPs”) that are generally energy or natural resource related companies.

Fixed Income Investments

In selecting fixed income investments, the Adviser takes a strategic approach and may invest in a wide array of fixed income securities of various credit qualities and maturities.  The Adviser seeks to control risk through rigorous credit analysis, economic analysis, interest rate forecasts and review of sector trends, and is not limited by any particular duration or credit quality targets or constraints. The Fund’s principal fixed income security investments will consist of U.S. Federal and Agency obligations, investment grade corporate debt, domestic high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s), floating-rate debt, convertible debt, collateralized debt, municipal debt, foreign debt (including emerging markets) and/or depositary receipts and preferred stock.  Some of the securities listed above may be accompanied by a warrant, which is a right to acquire the issuer’s stock at a pre-determined price.  The Fund may also invest in zero-coupon U.S. government debt, zero-coupon corporate debt and money market instruments.  The Fund’s allocation among various fixed income securities will be made based on the portfolio managers’ assessment of opportunities for total return relative to the risk of each type of investment, but generally there is no limit on any type of fixed income security, meaning that the Fund could have up to 75% of its net assets invested in junk bonds, for instance.  The Fund will at times be invested in fixed income securities of varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade), while at other times the Fund may emphasize one particular maturity or credit quality.

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SUMMARY SECTION	THE OSTERWEIS STRATEGIC INVESTMENT FUND

The Adviser will sell a security when it believes doing so is appropriate and consistent with the Fund’s investment objectives and policies or when conditions affecting relevant markets, particular industries or individual issues warrant such action.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund.  The following risks could affect the value of your investment in the Fund:

•	General Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

•
Management Risk:  The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.  This risk includes the risk that the Adviser’s allocation decisions between equity and fixed income may be incorrect and result in lower performance than if the Fund’s allocation remained static.

•
Small and Medium-Sized Company Risk:  Investing in securities of small-cap and mid-cap companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

•
Foreign Securities and Emerging Markets Risk:  Investing in foreign securities may involve increased risks due to political, social and economic developments abroad, and differences between U.S. and foreign regulatory practices.  These risks are enhanced in emerging markets.

•
Master Limited Partnership Risk:  Investing in Master Limited Partnerships (“MLPs”) entails risks related to fluctuations in energy prices, decreases in the supply of or demand for energy commodities, decreases in demand for MLPs in rising interest rate environments, unique tax consequences due to the partnership structure and potentially limited liquidity.

•
Interest Rate Risk:  The risk that interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund, or that interest rates may fall resulting in an increase in the value of such securities.

•	Credit Risk: The risk that issuers of fixed income securities in which the Fund invests experience unanticipated financial problems causing their securities to decline in value.

•
High Yield Securities (“Junk Bond”) Risk:  Investing in fixed income securities that are rated below investment grade involves risks such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.

•
Municipal Securities Risk:  Investing in various municipal securities may involve risk related to the ability of the issuers of the municipal securities to continue to meet their obligations for the payment of interest and principal when due.

•
Sector Concentration Risk:  The risk that potential concentration of the Fund’s assets in one or more sectors may exceed 25% of the Fund’s assets and therefore may subject the Fund to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across a greater number of sectors.

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SUMMARY SECTION	THE OSTERWEIS STRATEGIC INVESTMENT FUND

Performance

The Fund commenced operations on August 31, 2010.  Because the Fund does not have a full calendar year of performance to compare against other mutual funds or broad measures of securities market performance such as indices, performance information is not provided.  Performance information will be available in this Prospectus after the Fund has been in operation for one calendar year.

Investment Adviser

Osterweis Capital Management, LLC

Portfolio Managers

John S. Osterweis, Chairman and Chief Investment Officer – Portfolio Manager of the Fund since 2010
Matthew K. Berler, President and Chief Executive Officer – Portfolio Manager of the Fund since 2010
Carl P. Kaufman, Vice President – Portfolio Manager of the Fund since 2010
Alexander (Sasha) Kovriga, Vice President – Portfolio Manager of the Fund since 2010
Gregory S. Hermanski, Vice President – Portfolio Manager of the Fund since 2010
Simon T. Lee, Vice President – Portfolio Manager of the Fund since 2010
Zachary W. Perry, Vice President – Portfolio Manager of the Fund since 2010

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (The Osterweis Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (866) 236-0050, or through a financial intermediary.  The minimum initial investment amounts are shown in the table below.

Minimum Investments	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$500

Automatic Investment Plan	$5,000	$250

Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$500

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT STRATEGIES AND RISKS

The investment objectives described in the Summary Sections and the investment strategies described in the Summary Sections and below are non-fundamental, which means that they may be changed without shareholder approval upon 60-days written notice to shareholders.  There is no assurance that each Fund will achieve its investment objectives.  Osterweis Capital Management, Inc. is the investment adviser to The Osterweis Fund.  Osterweis Capital Management, LLC is the investment adviser to The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund.  Both companies are referred to as either the “Adviser” or the “Advisers” throughout this Prospectus.

Principal Investment Strategies

The Osterweis Fund

The investment objective of the Fund is to seek to attain long-term total returns.  Long-term total returns consist of capital appreciation and current income.

The Fund emphasizes the purchase of common stocks of companies that the Adviser believes offer superior investment value and opportunity for growth.  The Fund may invest in companies of any size.  The Adviser focuses on the securities of companies that it believes to be undervalued or otherwise out-of-favor in the market.  The stock prices of such companies may be depressed by visible near-term problems and may not reflect the companies’ long-term prospects.  The Adviser places particular emphasis on the analysis of a company’s ability to generate free cash flow and the value-enhancing deployment of this cash, balance sheet strength and longer-term growth prospects.

The Adviser also seeks under-researched, high-growth situations that it believes can be purchased at modest valuations as well as companies with substantial unrecognized asset value and improving earnings prospects.  As such companies achieve greater visibility and their stocks are accorded valuations more in line with their growth rates, the Adviser may be inclined to regard them as candidates for sale.

The Fund may also invest in convertible securities and up to 30% of its assets in equity securities of foreign issuers and/or depositary receipts that are traded on domestic or foreign exchanges, including emerging markets.

The Osterweis Fund may invest up to 15% of its net assets in publicly traded Master Limited Partnerships (“MLPs”).  MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange.  MLPs are required to pay out most or all of their earnings in distributions.  Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  As an income vehicle, the unit price may be influenced by general interest rate trends independent of specific underlying fundamentals.  In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt.  As such, a significant upward swing in interest rates would drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

In addition to taking temporary defensive positions in cash and short-term bonds from time to time, the Fund may invest up to 50% of its assets in fixed income securities, which include, but are not limited to U.S. government and agency debt, investment grade corporate debt and convertible debt.  Up to 40% of the Fund’s assets may be invested in domestic high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s), although the Fund does not expect to maintain significant positions in such securities on a normal basis.

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The Osterweis Strategic Income Fund

The investment objective of the Fund is to seek to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

The Adviser takes a strategic approach to fixed income investing, seeking to control risk through rigorous credit analysis, economic analysis, interest rate forecasts and sector trend review, and is not constrained by any particular duration or credit quality targets.  Fixed income investments may include, but are not limited to U.S. Federal and Agency obligations, investment grade corporate debt, domestic high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than  BBB- by S&P or lower than Baa3 by Moody’s), floating-rate debt, convertible debt, collateralized debt, municipal debt, foreign debt (including emerging markets) and/or depositary receipts and preferred stock.  The Fund may also invest up to 100% of its assets in foreign debt (including emerging markets) and/or depositary receipts.  Some of the securities listed above may be accompanied by a warrant, which is a right to acquire the issuer’s stock at a pre-determined price.  The Fund may also invest in zero-coupon U.S. government debt, zero-coupon corporate debt and money market instruments.  The Fund’s allocation among various fixed income securities will be made on the basis of the portfolio managers’ assessment of opportunities for total return relative to the risk of each type of investment.

The Fund will, at times, be invested in fixed income securities of varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade), while at other times the Fund may emphasize one particular maturity or credit quality.  The terms “investment grade” and “non-investment grade” refer to the credit quality of fixed income securities as established by a recognized rating agency, such as S&P or Moody’s.  In selecting securities for the Fund’s portfolio, however, the Adviser will not rely exclusively on the ratings assigned by ratings agencies, but will perform independent investment analysis to evaluate the creditworthiness of the issuer.  The Adviser will consider a variety of factors, including the issuer’s managerial experience and strength, its sensitivity to economic conditions, and its current and expected future financial condition.

A fixed income security represents the obligation of an issuer to repay a loan and generally provides for the payment of interest.  These obligations include bonds, notes and debentures.  The Fund may invest in senior and subordinated debt securities.  Subordinated debt is riskier because its holder will be paid only after the holders of senior debt securities are paid in the event of default.  The Fund may invest in “zero-coupon bonds,” which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are typically issued at a significant discount from their principal amount.

The Fund may be invested in high yield, lower-rated debt securities, including convertible bonds.  Lower-rated securities generally pay higher yields than more highly rated securities to compensate investors for increased perceived default risk.  The Fund seeks to invest in fixed income securities offering the highest yield and expected total return without taking excessive risk.

The Adviser uses a research-driven approach that relies on in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies.  The Adviser combines top down and bottom up approaches to security selection.

The Adviser will sell a security when it believes doing so is appropriate and consistent with the Fund’s investment objectives and policies or when conditions affecting relevant markets, particular industries or individual issues warrant such action, regardless of the effect on the Fund’s portfolio turnover rate.

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The Osterweis Strategic Investment Fund

The investment objective of the Fund is to seek to attain long-term total returns and capital preservation.

The Osterweis Strategic Investment Fund invests in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation.  The allocation of assets between equity and fixed income securities is based on the opportunity set of each asset class and the Adviser’s overall view of the macroeconomic and market environment.  The allocation is reviewed on an ongoing basis and adjustments are made as needed based on the Adviser’s assessment of the risk/reward profiles of individual securities and broad macro risk factors.  Under normal market conditions, the minimum allocation to either fixed income (including cash) or equity is expected to be 25%; conversely, the maximum allocation to either fixed income (including cash) or equity securities at any given time is expected to be 75%. The Fund’s investments in any one sector may exceed 25% of its net assets. In addition to the Fund’s allocation to fixed income and equity securities, the Fund may also maintain a portion of its assets in cash investments.

For equity investments, the Adviser emphasizes the purchase of common stocks of companies that the Adviser believes offer superior investment value and opportunity for growth.  The Fund may invest in equity securities of companies of all market capitalization sizes – large, medium and small.  The Adviser focuses on the securities of companies that it believes to be undervalued or otherwise out-of-favor in the market but that have attractive growth prospects.  The stock prices of such companies may be depressed by visible near-term problems and may not reflect the companies’ long-term prospects.  The Adviser places particular emphasis on the analysis of a company’s ability to generate free cash flow and its value-enhancing deployment of this cash, balance sheet strength and longer-term growth prospects.  The Adviser also seeks under-researched, high-growth situations that it believes can be purchased at modest valuations as well as companies with substantial unrecognized assets and improving earnings prospects.  As such companies achieve greater visibility and their stocks are accorded valuations more in line with the growth rates, the Adviser may be inclined to regard them as candidates for sale.

The Adviser takes a strategic approach to fixed income investing, seeking to control risk through rigorous credit analysis, economic analysis, interest rate forecasts and sector trend review, and is not constrained by any particular duration or credit quality targets or constraints. The Fund’s principal fixed income security investments will consist of U.S. Federal and Agency obligations, investment grade corporate debt, domestic high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s), floating-rate debt, convertible debt, collateralized debt, municipal debt, foreign debt (including emerging markets) and/or depositary receipts and preferred stock.  Some of the securities listed above may be accompanied by a warrant, which is a right to acquire the issuer’s stock at a pre-determined price.  The Fund may also invest in zero-coupon U.S. government debt, zero-coupon corporate debt and money market instruments.  The Fund’s allocation among various fixed income securities are made on the basis of the portfolio managers’ assessment of opportunities for total return relative to the risk of each type of investment, but generally there is no limit on any type of fixed income security, meaning that the Fund could have up to 75% of its net assets invested in junk bonds, for instance.

The Fund will, at times, invest in fixed income securities of varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade), while at other times the Fund may emphasize one particular maturity or credit quality.  The terms “investment grade” and “non-investment grade” refer to the credit quality of fixed income securities as established by a recognized rating agency, such as S&P or Moody’s.  In selecting securities for the Fund’s portfolio, however, the Adviser does not rely exclusively on the ratings assigned by ratings agencies, but will perform independent investment analysis to evaluate the creditworthiness of the issuer.  The Adviser considers a variety of factors, including the issuer’s managerial experience and strength, its sensitivity to economic conditions, and its current and expected future financial condition.

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A fixed income security represents the obligation of an issuer to repay a loan of money to it and generally provides for the payment of interest.  These obligations include bonds, notes and debentures.  The Fund may invest in senior and subordinated debt securities.  Subordinated debt is riskier because its holder will be paid only after the holders of senior debt securities are paid in the event of default.  The Fund may invest in “zero-coupon bonds,” which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are typically issued at a significant discount from their principal amount.

The fixed income portion of the Fund may be invested in high yield, lower rated debt securities, including convertible bonds.  Lower-rated securities generally pay higher yields than more highly rated securities to compensate investors for increased perceived risk.  The Fund seeks to invest in fixed income securities offering the highest yield and expected total return without taking excessive risk.

When selecting the Fund’s fixed income investments, the Adviser uses a research-driven approach that relies on in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies.  As a “bottom-up” investor, the Adviser focuses primarily on individual securities.

The Fund may also invest in preferred stock and convertible debt securities.  The Fund may invest up to 50% of its net assets in equity securities of foreign issuers, including depositary receipts traded on foreign exchanges (including emerging markets) and without limit in depositary receipts (ADRs) that are traded on domestic exchanges and that evidence ownership of foreign equity securities, and may invest up to 15% of its net assets in MLPs.

The Adviser will sell a security when it believes doing so is appropriate and consistent with the Fund’s investment objectives and policies or when conditions affecting relevant markets, particular industries or individual issues warrant such action, regardless of the effect on the Fund’s portfolio turnover rate.

Master Limited Partnerships (“MLPs”)

The Osterweis Fund and The Osterweis Strategic Investment Fund may each invest up to 15% of their net assets in publicly traded MLPs.  These MLPs are primarily expected to be energy or natural resources related companies.  MLPs are businesses organized as limited partnerships which trade their proportionate shares of the partnership (units) on a public exchange.  MLPs are required to pay out most or all of their earnings in distributions.  This pass through creates passive income or losses, along with dividend and investment income.

Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals.  In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt.  As such, a significant upward swing in interest rates would drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Temporary or Cash Investments

Under normal market conditions, the Funds will invest according to their principal investment strategies noted above.  However, each Fund may temporarily depart from its principal investment strategy, and make short-term investments in cash, cash equivalents, short-term debt securities and money market instruments in response to adverse market, economic or political conditions.  As a result, to the extent a Fund makes such “defensive investments,” it may not achieve its investment objective.  For longer periods of time, a Fund may hold a substantial cash position.  If the market advances during periods when a Fund is holding a large cash position, the Fund may not realize as significant a gain as it would otherwise have, had it been more fully invested.  To the extent a Fund invests in a money market fund for its cash position, there will be some duplication of expenses because that Fund will bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

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Principal Investment Risks

The principal risks that may adversely affect a Fund’s net asset value (“NAV”) or total return have previously been summarized under each Fund’s “Summary Section.”  These risks are discussed in more detail below.

General Market Risk. The Funds are subject to general market risk.  General market risk is the risk that security market values may fluctuate; sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than its worth at an earlier time.  General market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Management Risk. Management risk describes a Fund’s ability to meet its investment objective based on the Advisers’ success or failure at implementing the investment strategies of the Funds.  The value of your investment is subject to the effectiveness of the Advisers’ research, analysis and selection of portfolio securities, in addition to asset allocation among portfolio securities.  If the Advisers’ investment strategies do not produce the expected results, your investment could be diminished or even lost.

Small- and Medium-Sized Company Risk. A Fund may wish to take advantage of attractive investment opportunities of start-up companies or companies with small and medium size market capitalization.  Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger, more established companies because small and medium-sized companies may be subject to more abrupt or erratic share price changes than larger, more established companies.  Small companies may have limited product lines, markets or financial resources and their managements may be dependent on a limited number of key individuals.  Securities of those companies may have limited market liquidity and their prices may be more volatile.

Foreign Securities and Emerging Markets Risk. A Fund’s investments in foreign securities involve risks relating to adverse political, social and economic developments abroad.  Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.  Foreign markets may also be less liquid and more volatile than U.S. markets.  Rapid increases in money supply may result in speculative investing, contributing to volatility.  Foreign markets may offer less legal protection to investors.  Enforcing legal rights may be difficult, costly and slow.  There may be special problems enforcing claims against foreign governments.  Emerging market countries entail greater investment risk than developed markets.  Such risks could include government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Master Limited Partnership Risk. The Osterweis Fund’s and The Osterweis Strategic Investment Fund’s investments in MLPs entail risks, including fluctuations in energy prices, decreases in the supply of or demand for energy commodities, decreases in demand for MLPs in rising interest rate environments, unique tax consequences due to the partnership structure and potentially limited liquidity in thinly traded issues.

Interest Rate Risk.  The market values of fixed income securities are inversely related to actual changes in interest rates.  That is, the value of fixed income securities may decrease when interest rates rise and increase when interest rates fall.  Moreover, the longer the maturity of a fixed income security, the greater the impact an interest rate change could have on the market value of the security.  If interest rates rise, the Fund’s NAV may decrease.

Credit Risk.  If issuers of fixed income securities in which the Fund invests experience unanticipated financial problems, their issue is likely to decline in value.  In addition, the Fund is subject to the risk that the issuer of a fixed income security will fail to make timely payments of interest or principal, or may stop making such payments altogether.

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High Yield Securities (“Junk Bond”) Risk.  Fixed income securities receiving the lowest investment grade rating may have speculative characteristics and compared to higher-grade securities, may have a weakened capacity to make principal and interest payments under certain economic conditions or other circumstances.  High yield, high-risk and lower-rated securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity and fluctuations in value due to public perception of the issuer of such securities.  These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding.

The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund are also subject to the following principal risks:

Municipal Securities Risk.  The Funds may have a portion of their assets invested in various municipal securities that depend on the ability of the municipalities to continue to meet their obligations for the payment of interest and principal when due.  Any adverse economic conditions or developments affecting the states or municipalities that issue the municipal securities in which the Funds invest could negatively impact the Funds.

Sector Concentration Risk.  The Funds, from time to time, may have concentrated positions in one or more sectors subjecting them to sector concentration risk.  This is the risk that the Funds are subject to greater risk of loss as a result of adverse economic, business or other developments than if their investments were diversified across a greater number of industry sectors.  Sectors possess particular risks that may not affect other sectors.

In addition, The Osterweis Strategic Income Fund is subject to the following principal risk:

Non-Diversification Risk.  The Fund is non-diversified, which means that there is no restriction under the Investment Company Act of 1940 on how much the Fund may invest in the securities of a given issuer.  As a result, the Fund’s shares may be more volatile and may fluctuate more than shares of a fund that invests in a broader range of issuers because the Fund is tied more closely to the adverse economic, political or regulatory developments affecting that issuer.  The Fund has a policy that with respect to 50% of its assets, it may make larger investments in individual companies than a fund that is diversified.

The Osterweis Fund may be appropriate for investors who:

•	Are pursuing a long-term goal such as retirement;

•	Want to add equity exposure to diversify their investment portfolio; and

•	Are willing to accept higher, short-term risk in hopes of achieving higher potential for long-term growth of capital.

The Osterweis Strategic Income Fund may be appropriate for investors who:

•	Are pursuing a long-term goal such as retirement;

•	Are seeking an above-average level of current income consistent with capital preservation; and

•	Are able to tolerate the risks associated with investments in high yield bonds and convertible securities.

The Osterweis Strategic Investment Fund may be appropriate for investors who:

•	Are pursuing a long-term goal such as retirement;

•	Are seeking both capital appreciation and capital preservation; and

•	Are able to tolerate the risks associated with investments in stocks, high yield bonds and convertible securities.

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PORTFOLIO HOLDINGS INFORMATION

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”) and on the Funds’ website at www.osterweis.com.

MANAGEMENT

Investment Advisers

Osterweis Capital Management, Inc. is the investment adviser to The Osterweis Fund and has provided investment advisory services to individual and institutional accounts since 1983.  Osterweis Capital Management, LLC is the investment adviser to The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund and has provided investment advisory services to individual and institutional accounts since 1997.  As of March 31, 2011, the Advisers had combined assets under management of approximately $5.8 billion.

The Advisers are affiliated entities whose address is One Maritime Plaza, Suite 800, San Francisco, California 94111.  The Advisers provide the Funds with advice on buying and selling securities.  The Advisers also furnish the Funds with office space and certain administrative services and provide most of the personnel needed by the Funds.  For its services, each Fund pays its Adviser a management fee payable monthly that is calculated based on its average daily net assets.  The Advisers are entitled to receive management fees from each Fund as indicated below.  After implementing breakpoints and waivers, the Adviser actually received the amounts shown below for the fiscal year ended March 31, 2011.

The Osterweis Fund	Management Fee	Management Fee Paid for FYE March 31, 2011
Osterweis Capital Management, Inc.	1.00% for average daily net assets up to $500 million and 0.75% for average daily net assets greater than $500 million	0.86%

The Osterweis Strategic Income Fund	Management Fee	Management Fee Paid for FYE March 31, 2011
Osterweis Capital Management, LLC	1.00% for average daily net assets up to $250 million and 0.75% for average daily net assets greater than $250 million	0.80%

The Osterweis Strategic Investment Fund	Management Fee	Management Fee Paid for FYE March 31, 2011
Osterweis Capital Management, LLC	1.00% for average daily net assets up to $500 million and 0.75% for average daily net assets greater than $500 million	0.71%

The Adviser has contractually agreed to reduce its fees and/or pay expenses of The Osterweis Strategic Investment Fund to ensure that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) will not exceed 1.50% of the Fund’s average daily net assets.  Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by the Fund if requested by the Adviser, and the Board approves such reimbursement in subsequent fiscal years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  The Expense Cap will remain in effect until at least July 31, 2012.  The expense cap agreement may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Adviser, or by the Adviser with the consent of the Board.

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A discussion regarding the basis for the Board’s approval of each Fund’s investment advisory agreement with its respective Adviser is available in the Funds’ Semi-Annual Report to shareholders for the period ended September 30.

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Portfolio Managers

An investment team is responsible for the day-to-day management of each Fund as indicated below.  Decisions regarding each Fund’s investments are made by majority agreement of the members of the investment team.  The SAI provides additional information on the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Funds.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
John S. Osterweis	The Osterweis Fund (Lead Portfolio Manager since 1993) The Osterweis Strategic Investment Fund (Lead Portfolio Manager since 2010)
Mr. John S. Osterweis serves as Chairman and Chief Investment Officer, of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  Mr. Osterweis has been a lead portfolio manager of The Osterweis Fund and The Osterweis Strategic Investment Fund since each Fund’s inception.  Mr. Osterweis has over forty years of securities analysis and portfolio management experience, twenty-seven of which have been with Osterweis Capital Management, Inc.  Mr. Osterweis earned a B.A. from Bowdoin College and an M.B.A. from Stanford Graduate School of Business.

Matthew K. Berler	The Osterweis Fund (Co- Lead Portfolio Manager since 2011; Portfolio Manager since 2006) The Osterweis Strategic Investment Fund (Co- Lead Portfolio Manager since 2010)
Mr. Matthew K. Berler serves as President and Chief Executive Officer of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  He joined the Adviser as a Portfolio Manager/Analyst in 2003.  Prior to working at the Advisers, Mr. Berler served as a Managing Director at Morgan Stanley from March 1994 to February of 2003.  He was a Vice President at Donaldson, Lufkin & Jenrette from August 1987 to March of 1994.  Mr. Berler earned an A.B. from Cornell University and an M.B.A. from Harvard Business School.

Carl P. Kaufman	The Osterweis Strategic Income Fund Lead (Portfolio Manager since 2002) The Osterweis Strategic Investment Fund (Co- Lead Portfolio Manager since 2010)	Mr. Carl P. Kaufman serves as Vice President and Portfolio Manager for Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined the Adviser as a Portfolio Manager/Analyst in 2002. Prior to working at the Advisers, Mr. Kaufman worked for Robertson, Stephens and Co., a financial services company, from May 1999 to April 2002. Prior to that, Mr. Kaufman worked for 19 years at Merrill Lynch, where he specialized in convertible and equity securities sales and trading. Mr. Kaufman earned a B.A. from Harvard University.

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Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Alexander (Sasha) Kovriga	The Osterweis Fund (Portfolio Manager since 2006) The Osterweis Strategic Investment Fund (Portfolio Manager since 2010)
Mr. Alexander (Sasha) Kovriga serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  He joined the Adviser as an Analyst in 2003.  Prior to working at the Advisers, Mr. Kovriga was a strategy Consultant at Monitor Group in Cambridge, MA.  From 1997 to 2000, he worked on projects in a variety of industries ranging from consumer products to pharmaceuticals.  Mr. Kovriga earned a B.A. from Brandeis University, an M.A. from the University of Massachusetts and an M.B.A from Harvard Business School.

Gregory S. Hermanski	The Osterweis Fund (since 2008) The Osterweis Strategic Investment Fund (Portfolio Manager since 2010)
Mr. Gregory S. Hermanski serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  He joined the Adviser as an Assistant Portfolio Manager/Analyst in 2002.  Mr. Hermanski previously served as a portfolio manager of The Osterweis Strategic Income Fund.  Prior to working at the Advisers, Mr. Hermanski served as a Vice President at Robertson, Stephens and Co. from August 2000 to May of 2002, where he was in charge of convertible bond research.  He also served as a Research Analyst at Imperial Capital, LLC from April 1998 to April 2000, and as a Valuation Consultant from August 1995 to March 1998.  Mr. Hermanski earned a B.A. from the University of California, Los Angeles.

Simon T. Lee	The Osterweis Strategic Income Fund (Portfolio Manager since 2008) The Osterweis Strategic Investment Fund (Portfolio Manager since 2010)
Mr. Simon T. Lee serves as Vice President and Assistant Portfolio Manager for Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  Prior to working at the Advisers, Mr. Lee was a Portfolio Manager and Senior Investment Analyst for Pacific Life Insurance Company from 1985 to 2005, where he managed high yield and convertible bond funds.  Prior to that, Mr. Lee worked as a Portfolio Manager and Analyst for E.F. Hutton Life from 1984 to 1985 and as an Investment Analyst for Executive Life Insurance Company from 1980 to 1984.  Mr. Lee earned a B.A and an M.B.A from Loyola Marymount University.

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Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Zachary W. Perry	The Osterweis Fund (Portfolio Manager since 2010) The Osterweis Strategic Investment Fund (Portfolio Manager since 2010)
Mr. Zachary W. Perry serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  He joined the Advisers in 2008 as a Senior Analyst.  Prior to working at the Advisers, Mr. Perry was a Vice President and Equity Portfolio Manager at Franklin Templeton Investments where he managed the small cap separate account portfolios for over nine years and conducted equity research as a small cap generalist.  Mr. Perry earned a B.A. from Princeton University and an M.B.A. from The Wharton School at the University of Pennsylvania.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of a Fund are sold at net asset value per share (“NAV”).  The NAV is determined by dividing the value of a Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily.  A Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in good form (as described below under “How to Purchase Shares”) by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (“Transfer Agent”), or an authorized financial intermediary by 4:00 p.m., Eastern time will be processed at that day’s NAV.  Transaction orders received after 4:00 p.m., Eastern time will receive the next day’s NAV.  A Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The Funds do not determine the NAV of their shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in their portfolio securities on such days to materially affect the NAV per share).  In certain cases, fair value determinations may be made as described below under procedures as adopted by the Board.

Fair Value Pricing

Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by a Fund that occur when regular trading on foreign exchanges is closed, but before trading on the NYSE is closed.  Fair value determinations are then made in good faith in accordance with procedures adopted by the Board.  Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures.  If any significant discrepancies are found, a Fund may adjust its fair valuation procedures.

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How to Purchase Shares

To open an account for any of the Funds, you must make a minimum initial investment as indicated below.

Minimum Investments	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$500

Automatic Investment Plan	$5,000	$250

Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$500

Shares are purchased at the NAV next determined after the Transfer Agent receives your order in proper form. You may purchase shares by completing an Account Application. Your order will not be accepted until the completed Account Application is received by the Transfer Agent.  Each initial purchase must be preceded by or accompanied by a completed Account Application.  All investments must be made in U.S. dollars drawn on a domestic financial institution.  The Funds will not accept payment in cash, money orders or cashier’s checks, unless the cashier’s check is in excess of $10,000.  In addition, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Fund shares.  The Funds are unable to accept post-dated checks, post-dated online bill pay checks or any conditional order or payment.  If your payment is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by the Funds as a result.  The Funds do not issue share certificates.  The Funds reserve the right to reject any purchase in whole or in part.  These minimums can be changed or waived by the Advisers at any time.

If a Fund does not have a reasonable belief of the identity of a prospective shareholder, the Account Application will be rejected or the individual/entity will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

PATRIOT Act

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Account Application, you will be required to supply the Funds your full name, date of birth, social security number and permanent street address to assist the Funds in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

By Mail.  Initial Investment.  If you are making an initial investment in the Funds, and wish to purchase shares by mail, simply complete and sign the enclosed Account Application and mail it with a check made payable to “The Osterweis Funds, [Name of Fund]” to:

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Regular Mail The Osterweis Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery The Osterweis Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202
NOTE:  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Subsequent Investment.  If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it with a check made payable to “The Osterweis Funds, [Name of Fund]” in the envelope provided with your statement or to the address noted above.  You should write your account number on the check.  If you do not have the stub from an investment confirmation, include your name, address and account number on a separate piece of paper.

By Wire.  Initial Investment.  If you are making your initial investment in the Funds, before you wire funds, please call the Transfer Agent at (866) 236-0050 to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery or facsimile.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.

Once your account has been established, you may instruct your bank to initiate the wire using the instructions you were given.  Prior to sending the wire, please call the Transfer Agent at (866) 236-0050 to advise of your wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund you are purchasing, your name and account number so that your wire can be correctly applied.

Subsequent Investment.  If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, please call the Transfer Agent at (866) 236-0050 to advise of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include complete information about your account in all wire instructions.  Your bank may charge you a fee for sending a wire to the Fund.

Your bank should transmit funds by wire to:

U.S. Bank, National Association
777 East Wisconsin Ave.
Milwaukee, WI 53202
ABA Routing #075000022
Credit: U.S. Bancorp Fund Services, LLC
        DDA #112-952-137
        Further Credit:                  The Osterweis Funds, [Name of Fund]
                                                   (shareholder name and account number)

Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  Neither the Funds nor U.S. Bank, N.A, the Funds’ custodian, is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Transfer Agent at (866) 236-0050.

By Telephone.  Subsequent Investment.  After your account is established, investors may purchase additional shares of a Fund, by calling the Transfer Agent at (866) 236-0050.  You are automatically granted telephone purchase privileges unless you decline this privilege on the Account Application.  Telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Each telephone purchase order must be a minimum of $500.  Your shares will be purchased at the NAV calculated on the day of your purchase order, provided that your order is received prior to 4:00 p.m. Eastern time.  For security reasons, requests by telephone may be recorded.

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Through the Internet.  Subsequent Investment.  After your account is established, you may set up a PIN number by visiting www.osterweis.com and clicking on the mutual funds login link.  This will enable you to purchase shares by having the purchase amount deducted from the bank account on record with the Transfer Agent by electronic funds transfer via the ACH network.  Please make sure that your fund account is set up with bank account instructions and that your bank is an ACH member.  You will have the option of setting up an Internet account unless you decline the telephone purchase privileges on the Account Application.

Through a Financial Intermediary.  You may buy shares of a Fund through certain brokers and their agents that have made arrangements with the Funds and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”).  When you place your order with such Financial Intermediaries, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by a Fund.  The Financial Intermediary holds your shares in an omnibus account in the Financial Intermediary’s name, and the Financial Intermediary maintains your individual ownership records.  A Fund may pay the Financial Intermediary for maintaining these records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for processing your order correctly and promptly with each Fund, forwarding payment promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ prospectus. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at a Fund’s NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Automatic Investment Plan.  For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial minimum investment, you authorize a Fund to withdraw automatically from your personal checking account, on a monthly or quarterly basis, the amount that you wish to invest, with a minimum investment of $250.  In order to participate in the AIP, your bank or financial institution must be a member of the ACH network.  If you wish to enroll in the AIP, please complete the “Automatic Investment Plan” section in the Account Application or call the Transfer Agent at (866) 236-0050.  A Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at least five days prior to the effective date of the next transaction.  A fee will be charged if your bank does not honor the AIP draft for any reason.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Please call the Transfer Agent at (866) 236-0050 for additional information regarding the Funds’ AIP.

Retirement Plans.  You may invest in the Funds by establishing a tax-sheltered IRA.  The Funds each offer Traditional, Roth, SIMPLE and SEP-IRAs.  For details concerning retirement accounts (including service fees), please call the Transfer Agent at (866) 236-0050.  If you wish to open a Section 403(b) or other retirement plan, please contact your plan administrator.

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How to Sell Shares

In general, orders to sell or “redeem” your Fund shares may be placed either directly with the Transfer Agent or with your Financial Intermediary.  You may redeem part or all of your shares at the next determined NAV after a Fund receives your order.  You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

By Mail.  You may redeem your shares by simply sending a written request to the Funds or the Transfer Agent.  Please provide the name of the Fund, your account number and state the number of shares or dollar amount you would like redeemed.  The letter should be signed by all of the shareholders whose names appear in the account registration and should include signature guarantee(s), if applicable.  Redemption requests will not become effective until all documents have been received in good form by the Funds.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Funds for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Redemption requests in writing should be sent to:

Regular Mail The Osterweis Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery The Osterweis Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202
NOTE:    The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Redemption proceeds (net of any redemption fees) will be sent on the next business day by check to the address that appears on the Transfer Agent’s records, by electronic funds transfer or by federal wire.

By Telephone or Internet.  Unless you decline the “Redemption by Telephone” portion of the Account Application, you can also redeem shares by calling the Transfer Agent at (866) 236-0050 or through the Internet before the close of trading on the NYSE, by 4:00 p.m., Eastern time.  You may redeem your shares and have proceeds sent by check to your address of record, by electronic funds transfer via the ACH network to a properly authorized bank account or sent by federal wire to your designated bank account.  There is no charge to have proceeds sent by electronic funds transfer.  However, proceeds usually arrive at your bank two days after we process your redemption.  In the case of complete redemptions, or partial share-specific redemptions, a wire fee of $15.00 will be deducted from your redemption proceeds.  In the case of partial dollar-specific redemptions, a wire fee of $15.00 will be deducted from the remaining account balance.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 days before the redemption request, you wish to redeem shares in excess of $100,000 or more or you have a retirement account.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  You may make your redemption request in writing.

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In order to redeem your shares through the Internet, your account number and PIN number are required.  Redemption proceeds will only be sent by check to a shareholder’s address of record or via electronic funds transfer through the ACH network to the bank account shown on the Transfer Agent’s records.

Prior to executing instructions received to redeem shares by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  These procedures may include recording the telephone call and asking the caller for a form of personal identification.  If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  Once a telephone or Internet transaction has been placed, it cannot be canceled or modified.  The Funds may terminate or modify these privileges at any time upon at least a 60-day notice to shareholders.

Through a Financial Intermediary.  You may redeem Fund shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to a Fund and for crediting your account with the proceeds.  Orders will be processed at the NAV next effective after receipt of the order by your Financial Intermediary.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.

Systematic Withdrawal Program

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program (“SWP”).  Under the SWP, shareholders or their Financial Intermediaries may request that a predetermined amount be sent to them on a monthly or quarterly basis.  To participate in the SWP, your account must have Fund shares with a value of at least $5,000, and the minimum amount that may be withdrawn each month or quarter is $100.  If you elect this method of redemption, a Fund will send a check directly to your address of record, or will send the payment directly to your bank account via electronic funds transfer through the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  The SWP may be terminated or modified by the Funds at any time.  Any shareholder request to change or terminate a SWP should be communicated in writing or by telephone to the Transfer Agent no later than five business days prior to the next scheduled withdrawal.

A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Funds’ Account Application.  Please call the Transfer Agent at (866) 236-0050 for additional information regarding the Funds’ SWP.

Exchange Privilege

Shareholders of record, including financial institutions and intermediaries, may exchange shares of a Fund for shares of the other Fund by calling the Transfer Agent at (866) 236-0050 on any day the NYSE is open.  This exchange privilege may be terminated or modified by a Fund at any time upon a 60-day notice.  Internet exchange privileges automatically apply to each shareholder who holds telephone exchange privileges.  Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise.  Exercising the exchange privilege consists of two transactions: A sale of shares in one Fund and the purchase of shares in another, as a result, there may be tax consequences of the exchange.  A shareholder could realize short-term or long-term capital gains or losses.  An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV.  The Funds reserve the right to refuse any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in a Fund’s view, is likely to engage in, or has a history of, excessive trading (usually defined as more than four transactions out of a Fund within a calendar year).

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Because excessive trading can hurt a Fund’s performance and shareholders, the Funds reserve the right to, without notice, temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict any exchange that would not be, in the judgment of the Funds, in the best interest of a Fund or its shareholders.  Also, because exchanges involve both the sale and purchase of shares, they are subject to the Funds’ 2.00% redemption fee for those shares held for less than 30 days.

Redemption Fees

Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of a Fund’s shareholders.  For these reasons, each Fund will assess a 2.00% fee on the redemption of Fund shares held for less than 30 days.  This fee is paid to a Fund to help offset transaction costs and administrative expenses.  The Fund uses the “first-in, first-out” (“FIFO”) method for determining the holding period.  If you purchased shares on different days, under the FIFO method, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies.  Exchanges of shares made in connection with use of the exchange privilege are also subject to this fee for those shares held for less than 30 days.  This fee does not apply to Fund shares acquired through the reinvestment of dividends, AIP and shares redeemed through the SWP.  The fee is deducted from the proceeds of your redemption and is retained by the Fund for the benefit of long-term shareholders.  The Funds’ redemption fees will be waived on sales or exchanges of Fund shares made in connection with non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans.

Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for less than 30 days, the Funds may not always be able to track short-term trading effected through Financial Intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into Information Sharing Agreements with Financial Intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such Financial Intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and may not always be able to track short-term trading effected through these Financial Intermediaries.  In addition, because the Funds are required to rely on information from the Financial Intermediary as to the applicable redemption fee, the Funds cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.  Each Fund reserves the right to change the terms and amount of this redemption fee upon at least 60-days notice to shareholders unless otherwise provided by law.

ACCOUNT AND TRANSACTION POLICIES

Payment of Redemption Proceeds

Proceeds will generally be sent no later than seven calendar days after a Fund receives your redemption request.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell a Fund’s shares or receive proceeds.  Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

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Redemption requests will be sent to the address of record.  A Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.  If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

Low Balance Accounts

A Fund may redeem the shares in your account if the value of your account is less than $1,500 as a result of redemptions you have made.  This does not apply to Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (“UGMA/UTMA”) accounts or retirement plan accounts.  You will be notified that the value of your account is less than $1,500 before a Fund makes an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,500 before a Fund takes any action.

Redemption In-Kind

Each Fund reserves the right, at its discretion, to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”).  It is not expected that the Funds would do so except in unusual circumstances.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Signature Guarantees

A signature guarantee may be required for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Stamp (“STAMP”).  A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

•	Any request to change ownership on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	If a change of address was received by the Transfer Agent within 15 days of the redemption request; and

•	For all redemptions in excess of $100,000 from any shareholder account.

In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Verification Program member or other acceptable form of authentication from a financial institution source.

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Householding

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same household or entity.  If you would like to discontinue householding for your accounts, please call the Transfer Agent toll-free at (866) 236-0050 to request individual copies of these documents.  We will begin sending individual copies 30 days after receiving your request to stop householding.  This policy does not apply to account statements.

Unclaimed Property

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Funds are intended for long-term investors.  Short-term “market-timers” who engage in frequent transactions and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders.  The Board has adopted a policy regarding excessive trading.  The Fund discourages excessive, short-term trading and other abusive trading practices.  The Funds may use a variety of techniques to detect and discourage abusive trading practices.  In addition to the Funds’ redemption fees, these steps may include, among other things, monitoring trading activity and using fair value pricing, under procedures as adopted by the Board, when the Advisers determine current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to each Fund and its shareholders, the Funds reserve the right, in their sole discretion, to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Funds) and without prior notice.  Each Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect each Fund’s performance.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests.  Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since each Fund receives purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, the Funds will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, each Fund has entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to each Fund, at a Fund’s request, certain information relating to its customers investing in the Funds through non-disclosed or omnibus accounts.  Each Fund will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from a Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of a Fund’s policies.  However, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

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SERVICE FEES

The Funds may pay service fees to Financial Intermediaries, including affiliates of the Advisers, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Each Fund’s Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Funds.  Such payments and compensation are in addition to service fees paid by the Funds.  These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediary.  Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to the Funds’ shareholders.  Each Fund’s Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and distributions from net profits from the sale of securities are distributed at least annually.  Net investment income generally consists of interest income and dividends received on investments, less expenses.

The Osterweis Fund and The Osterweis Strategic Investment Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Osterweis Strategic Income Fund will pay dividends at least quarterly and distribute capital gains, if any, at least annually, typically in December.  A Fund may make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 in December.  The Funds may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash.  If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution, or call the Transfer Agent at (866) 236-0050.  If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver your check or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Funds’ then current NAV and to reinvest all subsequent distributions.

TAX CONSEQUENCES

Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As regulated investment companies, the Funds will not be subject to federal income tax if they distribute their income as required by the tax law and satisfy certain other requirements that are described in the SAI.

The Funds intend to make distributions of ordinary income and capital gains.  In general, Fund distributions are taxable to you (unless your investment is through an unleveraged qualified retirement plan), as either ordinary income or capital gains.  Dividends are taxable to you as ordinary income.  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund distributions of long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares assuming you hold your shares as capital assets.  A portion of the ordinary income dividends paid to you by the Funds may be qualified dividends currently eligible for taxation at long-term capital gain rates.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

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Each year, you will receive a statement that shows the tax status of distributions you received the previous year.  Distributions declared in October, November or December, but paid in January to shareholders of record on a specified date in such a month, are taxable as if they were paid in December.

If you sell or exchange your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

By law, the Funds must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Funds to do so.

Additional information related to the tax consequences of an investment in the Funds can be found in the Statement of Additional Information.  Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Funds.

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INDEX DESCRIPTIONS

The Standard & Poor’s 500 (“S&P 500®”) is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which is widely regarded as the standard for measuring U.S. investment grade bond market performance.

 Index returns reflect the reinvestment of dividends and/or interest.  Direct investment in an index is not possible.

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FINANCIAL HIGHLIGHTS

The following tables show the financial performance of The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund for the stated periods.  Certain information reflects financial results for a single Fund share.  “Total return” reflects how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions.  The Funds’ information has been audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm.  Their report and the Funds’ financial statements are included in the Funds’ most recent Annual Report to shareholders.

THE OSTERWEIS FUND
For a capital share outstanding throughout each year
	Year Ended March 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$25.28	$18.20	$24.58	$27.87	$27.03

Income from investment operations:
Net investment income^	0.18	0.22	0.18	0.28	0.30
Net realized and unrealized gain (loss) on investments	3.28	6.95	(6.20)	(2.71)	2.96
Total from investment operations	3.46	7.17	(6.02)	(2.43)	3.26

Less distributions:
From net investment income	(0.26)	(0.09)	(0.04)	(0.32)	(0.20)
From net realized gain	—	—	(0.32)	(0.54)	(2.22)
Total distributions	(0.26)	(0.09)	(0.36)	(0.86)	(2.42)
Paid-in capital from redemption fees	0.00*	0.00*	0.00*	0.00*	0.00*
Net asset value, end of year	$28.48	$25.28	$18.20	$24.58	$27.87
Total return	13.76%	39.41%	(24.45)%	(8.98)%	12.44%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,482.5	$1,029.4	$396.1	$324.5	$324.5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.99%	1.08%	1.20%	1.18%	1.21%
After fees waived and expenses absorbed	0.99%	1.08%	1.20%	1.18%	1.21%

Ratio of net investment income
to average net assets:
Before fees waived and expenses absorbed	0.69%	0.96%	1.27%	1.05%	1.10%
After fees waived and expenses absorbed	0.69%	0.96%	1.27%	1.05%	1.10%
Portfolio turnover rate	39%	26%	63%	56%	50%

* Amount is less than $0.01.
^ Calculated using the average shares outstanding method for the years ended March 31, 2010 through March 31, 2011 and the SEC method for the years ended March 31, 2007 through March 31, 2009.

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THE OSTERWEIS STRATEGIC INCOME FUND
For a capital share outstanding throughout each year
	Year Ended March 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.47	$9.88	$10.78	$11.24	$10.87

Income from investment operations:
Net investment income^	0.68	0.69	0.59	0.58	0.56
Net realized and unrealized gain (loss) on investments	0.41	1.65	(0.91)	(0.39)	0.39
Total from investment operations	1.09	2.34	(0.32)	0.19	0.95

Less distributions:
From net investment income	(0.62)	(0.71)	(0.58)	(0.58)	(0.56)
From net realized gain	(0.14)	(0.04)	—	(0.07)	(0.02)
Total distributions	(0.76)	(0.75)	(0.58)	(0.65)	(0.58)

Paid-in capital from redemption fees	0.00*	0.00*	0.00*	0.00*	0.00*

Net asset value, end of year	$11.80	$11.47	$9.88	$10.78	$11.24

Total return	9.79%	24.16%	(3.04)%	1.73%	8.95%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,743.9	$898.9	$293.6	$161.9	$119.8

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.96%	1.05%	1.24%	1.28%	1.41%
After fees absorbed or recouped	0.96%	1.05%	1.24%	1.28%	1.46%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	5.85%	6.26%	6.18%	5.42%	5.51%
After fees absorbed or recouped	5.85%	6.26%	6.18%	5.42%	5.46%
Portfolio turnover rate	115%	98%	89%	105%	100%

* Amount is less than $0.01.
^ Calculated using the average shares outstanding method for the years ended March 31, 2010 and March 31, 2011, and the SEC method for the years ended March 31, 2007 through March 31, 2009.

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THE OSTERWEIS STRATEGIC INVESTMENT FUND
For a capital share outstanding throughout the period
Period Ended March 31,
2011*
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income^	0.11
Net realized and unrealized gain on investments	1.67
Total from investment operations	1.78

Less distributions:
From net investment income	(0.06)
From net realized gain	(0.07)
Total distributions	(0.13)

Paid-in capital from redemption fees	0.00~

Net asset value, end of period	$11.65

Total return	17.90%+

Ratios/supplemental data:
Net assets, end of period (millions)	$30.7

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.79%#
After fees absorbed or recouped	1.50%#

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.37%#
After fees absorbed or recouped	1.66%#
Portfolio turnover rate	134%+

* Fund commenced operations on August 31, 2010.  The information presented is for the period from August 31, 2010 to March 31, 2011.
^ Calculated using the average shares outstanding method.
~ Amount is less than $0.01.
+ Not annualized.
# Annualized.

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37

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility and require third parties to treat your non-public information with the same high degree of confidentially.  The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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PN-1

Investment Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, NATIONAL ASSOCIATION
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 236-0050

Symbol
The Osterweis Fund – OSTFX

The Osterweis Strategic Income Fund – OSTIX

The Osterweis Strategic Investment Fund – OSTVX

CUSIP

The Osterweis Fund – 742935406

The Osterweis Strategic Income Fund – 742935489

The Osterweis Strategic Investment Fund – 74316J771

THE OSTERWEIS FUND
THE OSTERWEIS STRATEGIC INCOME FUND
THE OSTERWEIS STRATEGIC INVESTMENT FUND

Investors may find more information about the Funds in the following documents:

Statement of Additional Information (“SAI”): The Funds’ SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus.  It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders.  In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

You can obtain free copies of these documents, request other information or make general inquiries about the Funds by contacting the Funds at:

The Osterweis Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701

Milwaukee, WI 53201-0701

Telephone: (866) 236-0050 toll-free

You may review and copy information including the Funds’ reports and SAI at the Public Reference Room of the SEC, 100 F Street, N.E. Washington, D.C. 20549-1520. You may obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Shareholder reports and other information about the Funds are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

•	Free of charge from the Funds’ Internet web site at www.osterweis.com; or

•	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-1520; or

•	For a fee, by e-mail request to publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-05037)

STATEMENT OF ADDITIONAL INFORMATION
June 30, 2011
(as supplemented December 2, 2011)

THE OSTERWEIS FUND – OSTFX
THE OSTERWEIS STRATEGIC INCOME FUND – OSTIX
THE OSTERWEIS STRATEGIC INVESTMENT FUND – OSTVX

One Maritime Plaza, Suite 800
San Francisco, CA 94111
(866) 236-0050 toll free or (415) 434-4441

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated June 30, 2011, as may be revised, of The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund, (each a “Fund,” collectively, the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”).  Osterweis Capital Management, Inc. is the investment adviser to The Osterweis Fund, and Osterweis Capital Management, LLC is the investment adviser to The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund.  Each investment adviser will be referred to in this SAI as an “Adviser” or together as the “Advisers.”  A copy of the Prospectus is available by calling either of the numbers listed above.

The Funds’ most recent Annual Report to shareholders is a separate document supplied with this SAI.  The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference to the Funds’ Annual Report dated March 31, 2011 as filed with the Securities and Exchange Commission (“SEC”).

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THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987 and is registered with the SEC as an open-end management investment company.  Prior to May of 1991, the Trust was known as the Avondale Investment Trust.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Funds.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds’ assets for any shareholder held personally liable for obligations of the Funds or the Trust.  The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or the Trust and satisfy any judgment thereon.  All such rights are limited to the assets of the Funds.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities.  However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Funds themselves are unable to meet their obligations.

The Osterweis Fund commenced operations on October 1, 1993.  The Osterweis Strategic Income Fund commenced operations on August 30, 2002.  The Osterweis Strategic Investment Fund commenced operations on August 31, 2010.

The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust.  The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC.  Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT POLICIES AND RISKS

The Osterweis Fund and The Osterweis Strategic Investment Fund are diversified, which means that for 75% of each Fund’s total assets, the Fund may not invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the outstanding voting shares of a single issuer.  Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security.  However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets.  If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers.  Accordingly, a fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal securities laws.

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The Osterweis Strategic Income Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of one issuer.  However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), The Osterweis Strategic Income Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code.  Pursuant to these requirements, at the end of each taxable quarter, The Osterweis Strategic Income Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) of more than 25% of the value of The Osterweis Strategic Income Fund’s total assets.  In addition, The Osterweis Strategic Income Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of its total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer.  As a non-diversified investment company, The Osterweis Strategic Income Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

The following information supplements the discussion of each Fund’s investment objective and policies as set forth in its Prospectus.  The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Recent Regulatory Events

The U.S. Government, Federal Reserve, Treasury, SEC, Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions to address the 2008/2009 financial crisis.  These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act”, which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC.  Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Funds is unknown.  There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds.  Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Equity Securities

The Funds may invest in equity securities consistent with each Fund’s investment objective and strategies.  Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day.  Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

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To the extent a Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of small- and medium-sized companies.  Such companies have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines or services, markets or financial resources or are dependent on a small management group.  In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund.  As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Common Stock

A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to a Fund as a holder of that company’s common stock.  It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

Preferred Stock

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  A preferred stock has a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities

The Funds may invest in convertible securities.  Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock.   However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

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Warrants

The Funds may invest in warrants.  A warrant, which is issued by the underlying issuer, gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach, or have reasonable prospects of reaching, a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Repurchase Agreements

The Funds may enter into repurchase agreements with respect to their portfolio securities.  Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans under the 1940 Act.  The Funds may enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities would generally have longer maturities.  The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

Reverse Repurchase Agreements

The Funds may also enter into reverse repurchase agreements.  Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment.  A Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of such Fund’s obligation under the agreement, including accrued interest, in a segregated account with the Funds’ custodian.  The securities subject to the reverse repurchase agreement will be marked-to-market daily.

Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities such Fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities.  During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

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When-Issued Securities

The Funds may from time to time purchase securities on a “when-issued” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for them take place at a later date.  Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to such Fund.  To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, such Fund would earn no income; however, it is each Fund’s intention to be fully invested to the extent practicable and subject to the policies stated above.  While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the when-issued securities may be more or less than the purchase price.  The Funds do not believe that their net asset value or income will be adversely affected by their purchase of securities on a when-issued basis.  The Funds’ custodian will segregate liquid assets equal in value to commitments for when-issued securities.  Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

Illiquid Securities

The Funds may not invest more than 15% of the value of their net assets in illiquid securities.  The Advisers will monitor the amount of illiquid securities in each Fund’s portfolio, under the supervision of the Board, to ensure compliance with this investment restriction.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the 1933 Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.  A Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Restricted Securities

The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the 1933 Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The Funds may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”).  The Advisers will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisers, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that such Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

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Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Fixed Income Securities

The Advisers may purchase fixed income securities and convertible bonds for each Fund’s portfolio in pursuing its investment goal, even though equity securities are the primary focus of The Osterweis Fund.  For The Osterweis Fund, the Adviser may prefer to purchase fixed income securities during times of high interest rates or when it believes that the outlook for the equity markets is sufficiently unsettled to warrant building yield into such Fund’s portfolio.  For The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund, the purchase of fixed income securities is part of the Fund’s principal investment strategy.

Fixed income securities include traditional debt securities issued by corporations, such as bonds and debentures, and debt securities that are convertible into common stock and interests.  Fixed income securities eligible for purchase by The Osterweis Fund include investment grade corporate debt securities, those rated BBB or better by Standard & Poor’s® Ratings Group (“S&P®”) or Baa or better by Moody’s Investors Service©, Inc. (“Moody’s”).  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.

The Osterweis Fund reserves the right to invest up to 40% of its assets, and The Osterweis Strategic Investment Fund reserves the right to invest up to 100% of its fixed income assets in securities rated lower than BBB by S&P® or lower than Baa by Moody’s (or, in either case, if unrated, deemed by the Adviser to be of comparable quality).  As set forth in the Prospectus, The Osterweis Strategic Income Fund will invest in a wide range of fixed income securities, which may include up to 100% of its assets in obligations of any rating or maturity. Lower-rated securities generally offer a higher current yield than that available for higher grade securities.  However, lower-rated securities involve higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

The market for lower-rated debt securities generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

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Lower-rated debt obligations also present risks based on payment expectations.  If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors.  Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the lower-rated securities held by a Fund may decline proportionately more than a fund consisting of higher-rated securities.  If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by such Fund and increasing the exposure of that Fund to the risks of lower-rated securities.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security.  If a security’s rating is reduced while it is held by a Fund, the Adviser will consider whether such Fund should continue to hold the security but is not required to dispose of it.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates.  The ratings for debt securities are described in the Appendix.

Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities, and are negatively impacted to a greater extent by rising interest rates.

The Funds may invest in zero-coupon and delayed interest securities.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches.  If the issuer defaults, the Funds may not receive any return on their investment.  Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Funds to recognize income and make distributions to shareholders before they receive any cash payments on its investment.  To generate cash to satisfy distribution requirements, the Funds may have to sell portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Municipal Securities

The Funds may invest in municipal securities.  Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from regular federal income tax.  However, it is not anticipated that the Funds will be eligible to distribute exempt-interest dividends to shareholders.

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Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, street and water and sewer works.  They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and facilities.  Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations.  The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest.  Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue.  Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority.  Industrial development bonds are typically classified as revenue bonds.

The Funds’ investments may include, but are not limited to, the following types of municipal securities: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); and general obligation bonds secured by a municipality’s pledge of taxation.  There are no restrictions on the maturity of municipal securities in which the Funds may invest.  The Advisers will select municipal securities based upon their belief that those securities will produce current income consistent with prudent investment and the Funds’ investment objectives.

The Funds may also purchase municipal securities with variable interest rates.  Variable interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate.  Variable interest rates are adjusted on a periodic basis (i.e. every 30 days).  Many variable rate municipal securities are subject to payment of principal on demand, usually in not more than seven days.  If a variable rate municipal security does not have this demand feature, or the demand feature extends beyond seven days and the Advisers believe the security cannot be sold within seven days, the Advisers may consider the security to be illiquid.  Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices.  Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed-income obligations.  Many municipal securities with variable interest rates are subject to repayment of principal (usually within seven days) on demand.  The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

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The financial institutions from which the Funds may purchase participation interests frequently provide, or secure from other financial institutions, irrevocable letters of credit or guarantees and give a Fund the right to demand payment on specified notice (normally within 30 days) from the issuer of the letter of credit or guarantee.  These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased.  By purchasing participation interests, a Fund is buying a security meeting its quality requirements and is also receiving the tax-free benefits of the underlying securities.

Yields on municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue.  Any adverse economic conditions or developments affecting the states or municipalities could impact a Fund’s portfolio.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors.  In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

The residential mortgage market in the United States recently experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments.  Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) have generally increased recently and may continue to increase in the future.  A decline or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgages are sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, a number of residential mortgage loan originators recently experienced serious financial difficulties or bankruptcy.  Owing largely to the foregoing, reduced investor demand for mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which may adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”), Federal Home Loan Banks (“FHLB”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers.  GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA.  The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees.  Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

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Some of these obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

Mortgage-backed securities issued by private issuers, whether such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).  Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.  The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways.  Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  The Funds will only invest in SMBS whose mortgage assets are U.S. government obligations and are backed by the full faith and credit of the U.S. government.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets.  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to fully recoup their initial investment in these securities.  The market value of any class which consists primarily or entirely of principal payments is generally unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of a security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

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Agency Obligations

The Funds may make short-term investments in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, FNMA, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because it is not obligated to do so by law.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed to be the Conservator of the FHLMC and the FNMA for an indefinite period.  In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent.  During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business.  Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations.

Foreign Securities

The Osterweis Fund may invest up to 30% of its total assets in securities of foreign issuers, including depositary receipts.  The Osterweis Strategic Income Fund may invest up to 100% in securities of foreign issuers that are either listed on a U.S. national securities exchange or traded on a U.S. over-the-counter market, including depositary receipts.  The Osterweis Strategic Investment Fund may invest up to 50% of its net assets in foreign securities.  The Advisers usually buy securities of leading foreign companies that have well recognized franchises and are selling at a discount to the securities of similar domestic businesses, but are not obligated to do so.

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American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.  Among the means through which the Funds may invest in foreign securities is the purchase of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European or other foreign securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs and GDRs are European and Global receipts evidencing a similar arrangement.  ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities. Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers.  Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies.  There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S.  The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and a Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court.  Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures) possible foreign withholding taxes on dividends and interest payable to a Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls.  Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, the Funds may invest in foreign securities of companies that are located in developing or emerging markets.  Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability.  Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets.  Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents.  Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede a Fund’s ability to obtain possession of its assets.  As a result, there may be an increased risk or price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

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Dividends and interest payable on a Fund’s foreign securities may be subject to foreign withholding tax.  The Funds may also be subject to foreign taxes on its trading profits.  Some countries may also impose a transfer or stamp duty on certain securities transactions.  The imposition of these taxes will increase the cost to a Fund of investing in those countries that impose these taxes.  Such taxes are not expected to be offset by credits or deductions available to shareholders in the Funds under U.S. tax law, and thus will likely reduce the net return to a Fund’s shareholders.

To the extent the Funds invest in securities denominated in foreign currencies, the Funds will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency.  Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies.  In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Funds to the risk of fluctuating currency exchange rates pending settlement.

Options and Futures Transactions

To the extent consistent with its investment objective and policies, a Fund may purchase and write call and put options on securities, securities indices and on foreign currencies and enter into futures contracts and use options on futures contracts, to the extent of up to 5% of its assets.  The Funds have no present intention of engaging in such transactions.

Transactions in options on securities and on indices involve certain risks.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, such Fund would not be able to close out the option.  If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by such Fund, movements in the index may result in a loss to such Fund; such losses may be mitigated or exacerbated by changes in the value of a Fund’s securities during the period the option was outstanding.

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Use of futures contracts and options thereon also involves certain risks.  The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio positions of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of such Fund’s position.  Also, futures and options markets may not be liquid in all circumstances and certain over the counter options may have no markets.  As a result, in certain markets, a Fund might not be able to close out a transaction at all or without incurring losses.  Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position.  If losses were to result from the use of such transactions, they could reduce net asset value and possibly income.  A Fund may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy.  The Funds will segregate liquid assets, (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover their obligations under options and futures contracts to avoid leveraging.

Master Limited Partnerships (“MLPs”)

The Osterweis Fund and the Osterweis Strategic Investment Fund may each invest up to 15% of their net assets in publicly traded Master Limited Partnerships (“MLPs”).  MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange.  MLPs are required to pay out most or all of their earnings in distributions.  Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  As an income vehicle, the unit price may be influenced by general interest rate trends independent of specific underlying fundamentals.  In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt.  As such, a significant upward swing in interest rates would drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Short-Term Investments

The Funds may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Funds may hold certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

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In addition to buying certificates of deposit and bankers’ acceptances, the Funds also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Funds may invest a portion of their assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase A- or higher by S&P®, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in the Appendix.

Sector Concentration

The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund each may, from time to time, have greater than 25% of its assets in one market sector (but not greater than 80% in any one market sector).  To the extent that the Funds concentrate in one or more sectors, they may be subject to the risks affecting that sector more than would a more broadly diversified fund.  The Adviser’s judgment about which sectors offer the greatest potential for long-term financial reward may, and likely will, change over time.  In fact, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund may concentrate their investments in any sector, depending on their investment strategy.

Other Investment Companies

The Funds may invest their assets in the securities of other registered investment companies, subject to the limitations set forth in the Investment Company Act of 1940, as amended, (the “1940 Act”).  Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies.  The acquisition of shares by the Funds in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by an exemptive order obtained by the other registered investment companies that permits the Funds to invest those other registered investment companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Funds enter into an agreement with those other registered investment companies regarding the terms of the investment.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by a Fund and all affiliated persons of a Fund; and (ii) a Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (i.e., 8.5%).

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Securities Lending

The Funds do not intend to lend securities.  If they did, each Fund would need Board approval to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.  These conditions may be subject to future modification.  Such loans will be terminable at any time upon specified notice.  A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.  In addition, a Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  As part of participating in a lending program, a Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal.  In addition, all investments made with the collateral received are subject to the risks associated with such investments.  If such investments lose value, a Fund will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that the Funds may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Exchange-Traded Funds

The Osterweis Strategic Investment Fund may also invest in Exchange Traded Funds (“ETFs”).  ETFs are typically open-end investment companies that are bought and sold on a national securities exchange and seek to replicate the performance, before fees and expenses, of an underlying basket of securities.  An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock.  Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company.  In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries.  The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV.  Investors in the Fund should be aware that ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

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As a purchaser of ETF shares on the secondary market, a Fund will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so.  Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF.

To the extent the Fund invests in inverse and/or leveraged ETFs, it could be subject to the following additional risks in addition to those listed above: derivatives risk; leveraging risk; swap counterparty credit risk; tracking error risk and trading risk.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of a Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of a Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.  Each Fund may not:

1.
Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.
(a) Borrow money, except as stated in the Prospectus and this Statement of Additional Information.  Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

(b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33 1/3% of its assets.

3.
Purchase securities on margin, participate on a joint basis or joint and several basis in any securities trading account or underwrite securities.  (Does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).

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4.
Purchase or sell real estate, commodities or commodity contracts (other than futures transactions for the purposes and under the conditions described in the Prospectus and in this Statement of Additional Information).

5.
With respect to The Osterweis Fund, invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or sector.  (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)  With respect to The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund, concentrate its investments in any one sector if, as a result, more than 80% of its assets will be invested in such sector.  The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund will not invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry.

6.
Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, forward or repurchase transactions.

7.
With respect to The Osterweis Fund and The Osterweis Strategic Investment Fund, purchase the securities of any issuer, if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. government, its agencies or instrumentalities, provided that up to 25% of the value of its assets may be invested without regard to this limitation.

With respect to the fundamental policy relating to concentration set in (5) above, the Funds do not consider a sector to be an industry.

The following is a list of non-fundamental investment restrictions applicable to the Funds.  These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Funds.  Each Fund may not:

1.	Invest in any issuer for purposes of exercising control or management.

2.	Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

Except with respect to borrowing and illiquid securities, if a percentage restriction described in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.  If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the respective Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions.”

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The Funds’ portfolio turnover rates for the fiscal years ended March 31 are shown in the tables below.

The Osterweis Fund
	2011	2010
Portfolio Turnover Rate	39%	26%

The Osterweis Strategic Income Fund
	2011	2010
Portfolio Turnover Rate	115%	98%

The Osterweis Strategic Investment Fund (1)
	2011	2010
Portfolio Turnover Rate	134%	N/A
(1) The Osterweis Strategic Investment Fund commenced operations on August 31, 2010.  Information presented is for the fiscal period August 31,
2010 to March 31, 2011.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies that govern the timing and circumstances of disclosure of portfolio holdings of the Funds.  The Advisers have also adopted a policy with respect to disclosure of portfolio holdings of the Fund (the “Adviser’s Policy”).  Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Adviser’s Policy (the “Disclosure Policies”).  The Advisers and the Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Advisers, distributor or any other affiliated person of the Funds.  After due consideration, the Advisers and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds.  Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Funds’ and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to these Disclosure Policies.  The Board reserves the right to amend the Disclosure Policies at any time without prior notice in their sole discretion.

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Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Funds disclose their calendar quarter-end portfolio holdings on their website at www.osterweis.com within 10 business days of each calendar quarter-end.  The calendar quarter-end portfolio holdings for a Fund will remain posted on the website until updated.  Portfolio holdings information posted on the Funds’ website may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Funds’ website.  In addition, the Funds may provide their complete portfolio holdings at the same time that they are filed with the SEC.

In the event of a conflict between the interests of the Funds and the interests of the Advisers or an affiliated person of the Advisers, the CCO of the Advisers, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Funds and shall report such determination to the Board at the end of the quarter in which such determination was made.  Any employee of the Advisers who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed:  fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Advisers, Funds or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities.  Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when the Funds have a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Advisers, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Funds’ portfolio holdings.

There can be no assurance that the Disclosure Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

From time to time, the Advisers may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website.  Shareholders can access the Funds’ website at www.osterweis.com for additional information about the Funds, including, without limitation, the periodic disclosure of their portfolio holdings.

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TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(1)
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	3	Trustee, PNC Funds, Inc.
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	3	The Dana Foundation; The University of Virginia Law School Foundation.
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Former owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	3	None.

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Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(1)
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	3
Independent Trustee, The Managers Funds, Managers AMG Funds, Aston Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel; formerly Independent Director, Guardian Mutual Funds.

Interested Trustee and Officers of the Trust
Eric W. Falkeis(3) (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	President Trustee	Indefinite Term; Since January 2011. Indefinite Term; Since September 2011.	Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC since 1997.	3	None.
Patrick J. Rudnick (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since November 2009.	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	Not Applicable.	Not Applicable.
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007; formerly, Vice President and Senior Counsel, Wells Fargo Funds Management, LLC (2004-2007).	Not Applicable	Not Applicable

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Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Interested Trustee and Officers of the Trust
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Vice President and Compliance Officer, U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Additional Information Concerning The Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust.  Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisor, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this Statement of Additional Information.  The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and the service providers.  For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations.  In addition, the Advisor provides regular reports on the investment strategy and performance of the Fund.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations.  In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established four standing committees, a Nominating Committee, an Audit Committee, a Qualified Legal Compliance Committee, and a Valuation Committee, which are discussed in greater detail below under “Trust Committees”.  At least 80% of the Board is comprised of Trustees who are Independent Trustees, which are Trustees that are not affiliated with the Advisor, the principal underwriter, or their affiliates.  The Nominating Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of Independent Trustees.  The Chairman of the Board is an Independent Trustee.  The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed the Sole Interested Trustee as the President of the Trust.  The Board reviews its structure and the structure of its committees annually.  The Board has determined that the structure of the Independent Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

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Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed.  The Board also receives reports from the Advisor as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisor as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes.  The information is not all-inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Ms. Berry’s Trustee Attributes include her substantial mutual fund experience, including her role as Chairman-elect of the Independent Directors Council and a member of the Board of Governors of the Investment Company Institute. She has executive experience as the President of Talon Industries, Inc. (a consulting company) and through her former positions as the Executive Vice President and Chief Operating Officer of Integrated Asset Management (an investment advisor and manager) and as the President of Value Line, Inc. (an investment advisory and financial publishing firm).  Ms. Berry also has board experience with another investment management company.  Ms. Berry has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Ms. Berry’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

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Mr. Cook’s Trustee Attributes include his investment and executive experience through his investment consulting business and former Chief Executive Officer of Rockefeller Trust Company (an investment manager and financial advisor). He has substantial board experience, serving on the board of several foundations.  Mr. Cook has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Cook’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Froebel’s Trustee Attributes include his significant systems and operations experience. He was a Director of Scudder, Stevens & Clark (with responsibility for its systems department) and founder and President of Systems Dynamics Corp. (“SDC”) and later Vice President of Bradford Computer & Systems after its acquisition of SDC, (providing record keeping and reporting for investment advisors and mutual funds). He also served as Vice President of Automatic Data Processing (automated services to the brokerage and investment advisory industry) and was the former President and founder of National Investor Data Services, Inc. (a software and computer vendor to the mutual fund industry with fund accounting and transfer agent systems).  Mr. Froebel has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Froebel’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Paggioli’s Trustee Attributes include his substantial mutual fund and investment advisory experience. Mr. Paggioli is an independent consultant on investment company and investment advisory matters. He has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services). He serves on the boards of several investment management companies and advisory firms. He has served on various industry association and self-regulatory committees and formerly worked on the staff of the Securities and Exchange Commission.  Mr. Paggioli has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Paggioli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Falkeis’ Trustee Attributes include his substantial mutual fund experience and his experience with financial, accounting, investment and regulatory matters through his position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds and alternative investment products.  In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds.  Mr. Falkeis sits on the Board of Quasar Distributors, a third-party mutual fund principal underwriter and affiliate of U.S. Bancorp Fund Services, LLC.  The Board believes Mr. Falkeis’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

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Trust Committees

The Trust has four standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating Committee will consider nominees nominated by shareholders.  Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust no later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating Committee did not meet during the Funds’ prior fiscal year.

The Audit Committee is comprised of all of the Independent Trustees.  The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Funds’ financial statements and to ensure the integrity of the Funds’ pricing and financial reporting.  The Audit Committee met once with respect to the Funds during the Funds’ prior fiscal year.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.  The QLCC did not meet with respect to the Funds during the Funds’ prior fiscal year.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer or Assistant Treasurer.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed.  The Valuation Committee met four times with respect to the Funds during the Funds’ prior fiscal year.

Trustee Ownership of Fund Shares and Other Interests

The following table shows the amount of shares in the Funds and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2010.

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Name	Dollar Range of The Osterweis Fund Shares	Dollar Range of The Osterweis Strategic Income Fund Shares	Dollar Range of The Osterweis Strategic Investment Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Dorothy A. Berry	$10,001-$50,000	None	None	$10,001 - $50,000
Wallace L. Cook	$10,001-$50,000	Over $100,000	None	Over $100,000
Carl A. Froebel	None	None	None	$10,001 - $50,000
Steven J. Paggioli	None	None	None	$50,001-$100,000

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisers, the Funds’ principal underwriter, or any of their affiliates.  Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family have had a direct or indirect interest during the two most recently completed calendar years, the value of which exceeds $120,000, in the Advisers, the Funds’ principal underwriter or any of its affiliates.

Compensation

Independent Trustees each receive an annual retainer of $50,000 allocated among each of the various portfolios comprising the Trust. The Chairman of the Board receives an additional annual retainer of $12,000 also allocated among each of the various portfolios comprising the Trust.  Independent Trustees receive additional fees from applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required.  Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended, which reimbursement is allocated among applicable portfolios of the Trust.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.  Set forth below is the rate of compensation received by the following Independent Trustees from each Fund for the fiscal year ended March 31, 2011.

Name of Person/Position	Aggregate Compensation From			Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(1) Paid to Trustees
	The Osterweis Fund	The Osterweis Strategic Income Fund	The Osterweis Strategic Investment Fund
Dorothy A. Berry, Trustee	$5,291	$5,235	$391	None	None	$10,917
Wallace L. Cook, Trustee	$4,267	$4,222	$315	None	None	$8,804
Carl A. Froebel, Trustee	$4,267	$4,222	$315	None	None	$8,804
Steve J. Paggioli, Trustee	$4,267	$4,222	$315	None	None	$8,804
(1)
There are currently numerous portfolios comprising the Trust.  The term “Fund Complex” applies only to the Funds.  For the fiscal year ended March 31, 2011, Trustees’ fees and expenses in the amount of $212,000 were incurred by the Trust.

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Codes of Ethics

The Trust, the Advisers and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of these entities to invest in securities that may be purchased or held by a Fund.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisers, subject to the Board’s continuing oversight.  The Policies require that the Advisers vote proxies received in a manner consistent with the best interests of the Funds and their shareholders.  The Policies also require the Advisers to present to the Board, at least annually, the Advisers’ Proxy Policies (as defined below) and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  The Advisers have also adopted Proxy Voting Policies and Procedures (“Advisers’ Proxy Policies”) which underscore the Advisers’ concern that all proxies voting decisions be made in the best interest of the Funds and that the Advisers will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds.  The Advisers utilize the services of Risk Metrics Group (“RMG”) to develop proxy voting guidelines and to track and vote proxies.

Although many proxy proposals can be voted in accordance with the Advisers’ Proxy Policies, some proposals will require special consideration, and the Advisers will make a decision on a case-by-case basis in these situations.

In the event a proxy proposal raises a material conflict between the Advisers’ interests and the Funds’ interests, the Advisers will resolve the conflict as follows:

•	To the extent the matter is specifically covered by the Advisers’ Proxy Policies, RMG will have voted the proxies automatically.
•
To the extent the Advisers are making a case-by-case determination under the proxy voting guidelines, the Advisers will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination.  If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Advisers will abstain from voting the proxy.

The Trust will file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year.  Form N-PX for each Fund will be available without charge, upon request, by calling toll-free (866) 236-0050 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT
OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.

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As of June 1, 2011, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

The Osterweis Fund
Name and Address	% Ownership	Type of Ownership
Strafe & Co. FBO Various Clients P.O. Box 160 Westerville, OH 43086-0160	42.07%	Record
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4151	24.07%	Record
National Financial Services 200 Liberty Street One World Financial Center New York, NY 10281-1003	7.27%	Record

The Osterweis Strategic Income Fund
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4151	38.90%	Record
National Financial Services 200 Liberty Street One World Financial Center New York, NY 10281-1003	16.73%	Record
SEI Private Trust Company c/o Citigroup Private Bank One Freedom Valley Drive Oaks, PA 19456-9989	9.91%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	8.30%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.37%	Record

The Osterweis Strategic Investment Fund
Name and Address	% Ownership	Type of Ownership
Orchard Trust Co. 8515 E. Orchard Rd.2T2 Greenwood Village, CO 80111-5002	19.65%	Record

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Name and Address	% Ownership	Type of Ownership
SEI Private Trust Company c/o Citigroup Private Bank One Freedom Valley Drive Oaks, PA 19456-9989	16.73%	Record
c/o Citigroup Private Bank One Freedom Valley Drive Oaks, PA 19456-9989
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4151	10.63%	Record
U. S. Bank NA John S. Osterweis IRA 1 Maritime Plaza Suite 800 San Francisco, CA 94111-3411	8.48%	Beneficial
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.60%	Record

As of June 1, 2011, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of any of the Funds.

THE FUNDS’ INVESTMENT ADVISERS

Investment advisory services are provided to The Osterweis Fund by Osterweis Capital Management, Inc., and to The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund by Osterweis Capital Management, LLC, each an adviser, pursuant to separate investment advisory agreements (each an “Advisory Agreement”) with the Trust.  The Advisers are affiliated entities whose address is One Maritime Plaza, Suite 800, San Francisco, CA 94111.  As compensation, The Osterweis Fund and The Osterweis Strategic Investment Fund each pay its Adviser at an annual rate of 1.00% on assets up to $500 million and 0.75% on assets at $500 million or above, and The Osterweis Strategic Income Fund pays its Adviser at an annual rate of 1.00% on assets up to $250 million and 0.75% on assets at $250 million or above.

For the fiscal year ended March 31, 2011, Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC received advisory fees of 0.86%, 0.80% and 0.71% respectively, of The Osterweis Fund’s, The Osterweis Strategic Income Fund’s and The Osterweis Strategic Investment Fund’s average daily net assets.

Each Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the applicable Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval.  Each Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon 60-days written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

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The Funds paid the following fees to the Advisers for the fiscal years ended March 31:

The Osterweis Fund
	2011	2010	2009
Fees Accrued and Paid	$10,066,418	$6,608,243	$3,356,756

The Osterweis Strategic Income Fund
	2011	2010	2009
Fees Accrued and Paid	$9,860,128	$4,264,103	$1,968,260

The Osterweis Strategic Investment Fund
	2011	2010(1)	2009(1)
Fees Accrued	$120,089	N/A	N/A
Fees Waived	$34,901	N/A	N/A
Fees Paid	$85,188	N/A	N/A

(1)      The Osterweis Strategic Investment Fund commenced operations on August 31, 2010.

With respect to The Osterweis Strategic Investment Fund, the Adviser has contractually agreed to reduce fees and/or pay The Osterweis Strategic Investment Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 1.50% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least July 31, 2012 and may continue thereafter for an indefinite period, as determined by the Board.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement is subject to the Board’s review and approval.  This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

PORTFOLIO MANAGERS

Investment teams are responsible for the day-to-day management of each of the Funds.  The members of the investment team responsible for The Osterweis Fund include:  John S. Osterweis, Matthew K. Berler, Alexander (Sasha) Kovriga, Gregory S. Hermanski and Zachary W. Perry.  The following provides information regarding other accounts managed by the investment team as of March 31, 2011.  Asset amounts are approximate and have been rounded.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Other Registered Investment Companies	3	$111	0	$0
Other Pooled Investment Vehicles	3	$485*	3	$485
Other Accounts	396	$1,864	0	$0
*     Amount includes approximately $260 in assets that were redeemed on April 1, 2011.

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The members of the investment team responsible for The Osterweis Strategic Income Fund include: Carl P. Kaufman and Simon T. Lee.  The following provides information regarding other accounts managed by the investment team as of March 31, 2011.  Asset amounts are approximate and have been rounded.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$20	1	$20
Other Accounts	5	$33	0	$0

The members of the investment team responsible for The Osterweis Strategic Investment Fund include all of the members previously discussed above.

The Osterweis Funds are managed by the Advisers’ equity and fixed income investment teams.  Mr. Osterweis’ and Mr. Berler’s compensation are fixed salaries that are determined by industry standards.  Their salaries are not based on the performance of the Fund or its overall net assets.  They each receive a fixed bonus and participate in a fixed retirement plan.

Messrs. Kaufman, Kovriga, Hermanski, Lee and Perry’s compensation is a fixed salary that is determined after considering appropriate industry standards.  Their salaries are not based on the performance of the Funds or the Funds’ overall net assets.  The portfolio managers receive discretionary bonuses that are not fixed.  Their discretionary bonuses are determined by a subjective evaluation of, for example but without limitation to, their contribution to the performance of the Funds and other accounts that they manage, their contributions to the quality of research and investment ideas generated by the Advisers, and the overall financial condition of the Advisers.  They also participate in a retirement plan.

Messrs. Osterweis, Berler, Kovriga, Hermanski, Perry, Kaufman and Lee are shareholders of Osterweis Capital Management, Inc., and therefore are entitled to earnings proportionate to their ownership share.  They are also Members of Osterweis Capital Management, LLC, and therefore entitled earnings proportionate to their ownership interests.

The following indicates the dollar range of shares that each portfolio manager beneficially owns in each Fund as of March 31, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned (None, $1- $10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000) in:
	The Osterweis Fund	The Osterweis Strategic Income Fund	The Osterweis Strategic Investment Fund
John S. Osterweis	Over $1,000,000	Over $1,000,000	Over $1,000,000
Carl P. Kaufman	$50,001 – $100,000	$500,001 – $1,000,000	$500,001 – $1,000,000
Alexander (Sasha) Kovriga	$100,001 – $500,000	$1 – $10,000	$500,001 – $1,000,000

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Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned (None, $1- $10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000) in:
	The Osterweis Fund	The Osterweis Strategic Income Fund	The Osterweis Strategic Investment Fund
Matthew K. Berler	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000
Gregory S. Hermanski	$500,001 – $1,000,000	$100,001 – $500,000	None
Zachary W. Perry	$50,001 – $100,000	$10,001 – $50,000	$100,001 – $500,000
Simon T. Lee	$100,001 – $500,000	$500,001 – $1,000,000	$100,001 – $500,000

Messrs. Osterweis, Berler, Kovriga, Hermanski and Perry manage approximately 400 individual accounts and the long portion of three long-short hedge funds.  Messrs. Kaufman and Lee manage a small number of individual accounts and a fixed income hedge fund.  Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Portfolio managers of the Funds may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the Funds’ accounts and other accounts managed by the portfolio managers, including among any affiliated client accounts, any accounts in which the portfolio managers may have personal investments, or accounts for which the Advisers may have advisory fee arrangements based on performance, such as the hedge funds managed by the Advisers.  The portfolio managers are shareholders of Osterweis Capital Management, Inc. and members of Osterweis Capital Management, LLC, and therefore are entitled to earnings proportionate to their respective ownership interests in the Advisers.  The Advisers believe such inherent conflicts of interest in managing accounts for various clients, including accounts for which the Advisers have fee arrangements based on the performance, are controlled and mitigated by the Advisers’ Trade Allocation Policy, Code of Ethics and other compliance policies and procedures to which the portfolio managers are subject.

SERVICE PROVIDERS

Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent

Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, (“USBFS”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Funds.  USBFS provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of a Fund’s shares.

Pursuant to the Administration Agreement, as compensation for its services, USBFS receives from the Funds, a fee based on the Funds’ current average daily net assets.  USBFS also is entitled to certain out-of-pocket expenses.  USBFS also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.  Additionally, USBFS provides Chief Compliance Officer (“CCO”) services to the Trust under a separate agreement.  The cost for CCO services is allocated to the Funds by the Board of Trustees.

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For the fiscal year ended March 31, 2011, USBFS received a monthly fee at the rate of:  0.12% on assets up to $50 million, 0.10% on the next $50 million, 0.08% on the next $50 million, 0.05% on the next $850 million and 0.04% on the remaining assets over $1 billion, with a minimum annual fee of $30,000 per Fund.

For the fiscal years ended March 31, the Funds paid USBFS the following under the Administration Agreement:

The Osterweis Fund	Fee Paid
2011	$604,486
2010	$451,209
2009	$277,837

The Osterweis Strategic Income Fund	Fee Paid
2011	$646,679
2010	$335,442
2009	$208,829

The Osterweis Strategic Investment Fund	Fee Paid
2011	$6,253
2010	N/A(1)
2009	N/A(1)
(1)      The Osterweis Strategic Investment Fund commenced operations on August 31, 2010.

Custodian

U.S. Bank, National Association, is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  USBFS, the Custodian, and the Funds’ principal underwriter are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm and Legal Counsel

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds.

Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, serves as legal counsel to the Trust.

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EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreements, the Advisers determine which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute a Fund’s portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisers, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which a Fund will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisers will seek best execution.  The full range and quality of services will be considered in making this determination, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the best execution, the Advisers consider such information, which is in addition to and not in lieu of the services required to be performed by it under each Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Authority (“FINRA”) and the SEC.

While it is each Adviser’s general policy to seek best execution in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker-dealer can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to a Fund or to the Advisers, even if the specific services are not directly useful to the Fund and may be useful to the Advisers in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisers to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  Additionally, in accordance with procedures adopted by the Trust, the Advisers may direct transactions to a broker-dealer with which it has an affiliation.

Investment decisions for a Fund are made independently from those of other client accounts or mutual funds managed or advised by each Adviser.  Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts or mutual funds.  In such event, the position of a Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between such Fund and all such client accounts or mutual funds in a manner deemed equitable by each Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned.  In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for such Fund.

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The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds.  However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of a Fund for their customers.

For the fiscal years ended March 31, the Funds paid aggregate brokerage commissions in the amounts of:

The Osterweis Fund	Aggregate Brokerage Commissions
2011	$1,544,997
2010	$989,433(1)
2009	$629,193
(1) The change in brokerage commissions for The Osterweis Fund from the 2009 fiscal year to the 2010 fiscal year is predominantly due to purchases of securities.

The Osterweis Strategic Income Fund	Aggregate Brokerage Commissions
2011	$3,075
2010	$0
2009	$0

The Osterweis Strategic Investment Fund	Aggregate Brokerage Commissions
2011	$35,589
2010	N/A(1)
2009	N/A(1)
 The Osterweis Strategic Investment Fund commenced operations on August 31, 2010.

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion or subscription rights.  Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution.  The Funds, each a separate series of the Trust, vote separately on matters affecting only the Funds (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

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DETERMINATION OF SHARE PRICE

The NAV per share of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Valuation Committee considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  In order to reflect their fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

The securities in a Fund’s portfolio, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Advisers to be the primary market.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Funds’ Prospectus regarding the purchase and redemption of Fund shares.

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How to Buy Shares

In addition to purchasing shares directly from the Funds, you may purchase shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at a Fund’s NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of Fund shares is its NAV.  Shares are purchased at the public offering price next determined after USBFS receives your order in proper form as discussed in the Funds’ Prospectus.  In order to receive that day’s public offering price, USBFS must receive your order in proper form before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisers or the distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

Automatic Investment Plan

As discussed in the Prospectus, the Funds provide an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of a Fund on a regular basis.  All record keeping and custodial costs of the AIP are paid by the applicable Fund.  The market value of a Fund’s shares is subject to fluctuation.  Prior to participating in the AIP, the investor should note that the AIP does not assure a profit nor protect against depreciation in declining markets.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading.  Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by USBFS of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for more than seven days but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase.

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Telephone and Internet Redemptions

Shareholders with telephone and internet transactions privileges established on their account may redeem Fund shares by telephone or internet.  Upon receipt of any instructions or inquiry by telephone or internet from a person claiming to be the shareholder, a Fund or its authorized agent may carry out the instructions and/or respond to the inquiry, consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquires from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Funds and their agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine.  If USBFS fails to employ reasonable procedures, a Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact USBFS.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting USBFS by telephone.  In this event, you may wish to submit a written redemption request, as described in the Prospectus or contact your investment representative.  Telephone redemption privileges may be modified or terminated without notice.

Redemptions In-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets).  The Funds have reserved the right to pay the redemption price of their shares in excess of the amounts specified by the rule, either totally or partially, by a distribution-in-kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold.  If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash.  Distributions in-kind are taxable events for shareholders.

A Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Funds do not anticipate that they would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request.  If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

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DISTRIBUTIONS AND TAX INFORMATION

Distributions

For The Osterweis Fund and The Osterweis Strategic Investment Fund, dividends from net investment income and distributions from net profits from the sale of securities are generally made annually.  For The Osterweis Strategic Income Fund, dividends from net investment income are generally made quarterly and distributions from net profits from the sale of securities are generally made annually.  Also, each Fund expects to distribute any undistributed net investment income on or about December 31 of each year.  Any net capital gains realized through the twelve months ended October 31 of each year will also be distributed by December 31 of each year.

In January of each year, the Funds will issue to each shareholder a statement of the federal income tax status of all distributions made during the previous year.  The form and character of each distribution will be specified by the Fund in a notice to shareholders.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Funds have elected and intend to continue to qualify to be treated as “regulated investment companies” under Subchapter M of the Code, provided that they comply with all applicable requirements regarding the source of their income, diversification of its assets and timing and amount of distributions.  It is the Funds’ policy to distribute to their shareholders all of their investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income tax or excise taxes based on net income.  However, the Funds can give no assurance that their distributions will be sufficient to eliminate all taxes.  To avoid the excise tax, the Funds must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of their ordinary income for such year, (ii) at least 98.2% of the excess of their realized capital gains over their realized capital losses for the one-year period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax.  If a Fund does not qualify as a regulated investment company, it will be taxed as a corporation.

A Fund’s ordinary income generally consists of interest and dividend income, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income.  For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends eligible under current law for taxation at long-term capital gain rates to the extent a Fund reports the amount distributed as a qualifying dividend and holding period requirements are met.  In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Fund reports the amount distributed as a qualifying dividend.  The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the applicable Fund for its taxable year.  The deduction, if any, may be reduced or eliminated if Fund shares held by an individual investor are held less than 61 days, or if Fund shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

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The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Under the Code, a Fund will be required to report to the Internal Revenue Service all distributions of ordinary income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.  If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide a Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  The Funds reserve the right to refuse to open an account for any person failing to certify the person’s taxpayer identification number.  Backup withholding is not an additional tax and any amounts withheld may be credited to a taxpayer’s ultimate U.S. federal income tax liability if proper documentation is supplied.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.

Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.  Certain distributions by The Osterweis Strategic Income Fund before 2011 may be classified as interest-related dividends, eligible for an exemption from the 30% U.S. withholding.  Please consult your tax adviser with respect to the status of this provision.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such charges could affect the validity of this discussion.  The discussion also represents only a general summary of tax law and practice currently applicable to the Funds and certain shareholders therein and, as such, is subject to change.  In particular, the consequences of an investment in shares of a Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.  Each prospective investor should consult his or her own tax adviser to determine the application of the tax law and practice in his or her own particular circumstances.

The advice herein was prepared for the Funds.  Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax adviser.

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PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as principal underwriter and distributor for shares of the Funds in a continuous public offering of each Fund’s shares.  Pursuant to a distribution agreement between each Fund and Quasar, Quasar provides certain administration services and promotes and arranges for the sale of each Fund’s shares.  Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of FINRA.

The distribution agreement continues in effect for periods not exceeding one year if approved at least annually by (i) the Board or the vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval.  The agreement may be terminated without penalty by the parties thereto upon a 60-day written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

MARKETING AND SUPPORT PAYMENTS

The Advisers, out of their own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments may be divided into categories as follows:

Support Payments

Payments may be made by the Advisers to certain Financial Intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and Financial Intermediaries and their sales representatives.  The Advisers’ may make cash payments to Financial Intermediaries for providing shareholder servicing, marketing and support and/or access to sales meetings, sale representatives and management representatives of the Financial Intermediaries.  Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.  Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to the Funds’ shareholders.  Each Fund’s Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

The Advisers have agreements with five firms to pay such Support Payments, which are structured in three ways:  (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) a flat fee.

Support Payments to these dealers as of March 31, 2011 were as follows:

Firm	Dollar Amount
Pershing LLC	$32,241
Charles Schwab Corp	$9,300

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National Financial Services Corp.	$6,032
Vanguard	$5,865
TD Ameritrade	$268

Entertainment, Conferences and Events

The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Advisers pay for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to each Fund shares.

FINANCIAL STATEMENTS

The Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2011 is a separate document supplied with this SAI.  The report of the independent registered public accounting firm appearing therein is incorporated by reference into this SAI.

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APPENDIX A

Commercial Paper Ratings

Standard & Poor’s

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest.  These categories are as follows:

A-1 - This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 - Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D – Debt rated ‘D’ is in payment default.  The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Moody’s

Moody’s short-term debt ratings are opinions on the ability of issuers to punctually repay senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade to indicate the relative repayment ability of rated issuers:

           Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

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Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Credit Ratings

Standard & Poor’s

Standard & Poor’s issue credit ratings based in varying degrees, on the following considerations:

1.	Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
2.	Nature of and provisions of the obligation; and
3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated “AA” differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated “CC” is currently highly vulnerable to nonpayment.

C - The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D - An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“c” - The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

“p” - The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* - Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

“r”- The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. - Not Rated - Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s

Moody’s uses the following categories for long-term obligations:

Aaa - Bonds that are rated “Aaa” are to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated “Aa” are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

A - Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated “Baa” are considered medium-grade obligations, i.e. they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated “B” generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated “Ca” represent obligations that are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Municipal Note Ratings

Standard & Poor’s

A Standard and Poor’s note rating reflects the liquidity factors and market access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.  The following criteria will be used in making that assessment:

•	Amortization schedule- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 - Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.